As filed with the Securities and Exchange Commission on September 30, 1998.

                                                     1933 Act File No. 2-49560
                                                     1940 Act File No. 811-2429

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                         Pre-Effective Amendment No. __

                        Post-Effective Amendment No. 49

                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                                Amendment No. 37

                             USAA MUTUAL FUND, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 9800 Fredericksburg Road, San Antonio, TX 78288

             ------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (210) 498-0600

                          Michael D. Wagner, Secretary
                             USAA MUTUAL FUND, INC.

                            9800 Fredericksburg Road

                           San Antonio, TX 78288-0227
                    ---------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485

___ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)

_X_ on December 1, 1998, pursuant to paragraph (a)(1)

___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:
___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       Exhibit Index on Pages 247 - 250
                                                                 Page 1 of 272

                             USAA MUTUAL FUND, INC.

                             CROSS REFERENCE SHEET

                                     PART A
                                     ------

FORM N-1A ITEM NO.                        SECTION IN PROSPECTUS

1. Front and Back Cover Pages..........   Same

2. Risk/Return Summary: Investments,
    Risks, and Performance.............   What is the Fund's Investment
                                           Objective and Main Strategy?
                                          Main Risks of Investing in This Fund
                                          Could the Value of Your Investment
                                           in This Fund Fluctuate?

3. Risk/Return Summary: Fee Table.....    Fees and Expenses

4. Investment Objectives, Principal
    Investment Strategies, and
    Related Risks.....................    What is the Fund's Investment
                                          Objective and Main Strategy?
                                          Fund Investments

5. Management's Discussion
    of Fund Performance...............    Not Applicable

6. Management, Organization, and
    Capital Structure.................    Fund Management

7. Shareholder Information............    How to Invest
                                          Important Information About Purchases
                                           and Redemptions
                                          Exchanges
                                          Shareholder Information

8. Distribution Arrangements..........    Not Applicable

9. Financial Highlights Information...    Financial Highlights

                             USAA MUTUAL FUND, INC.

                             CROSS REFERENCE SHEET

                                     PART B
                                     ------

FORM N-1A ITEM NO.                        SECTION IN STATEMENT OF ADDITIONAL
                                          INFORMATION

10. Cover Page and Table of Contents....  Same

11. Fund History........................  Description of Shares

12. Description of the Fund and
     Its Investments and Risks..........  Investment Policies
                                          Investment Restrictions
                                          Portfolio Transactions

13. Management of the Fund..............  Directors and Officers of the Company

14. Control Persons and Principal
     Holders of Securities..............  Directors and Officers of the Company

15. Investment Advisory and
     Other Services.....................  Directors and Officers of the Company
                                          The Company's Manager
                                          General Information

16. Brokerage Allocation and
     Other Practices....................  Portfolio Transactions

17. Capital Stock and
     Other Securities...................  Description of Shares

18. Purchase, Redemption, and
     Pricing of Shares..................  Valuation of Securities
                                          Conditions of Purchase and Redemption
                                          Additional Information Regarding
                                           Redemption of Shares
                                          Investment Plans

19. Taxation of the Fund................  Tax Considerations

20. Underwriters........................  The Company's Manager

21. Calculation of Performance Data.....  Calculation of Performance Data

22. Financial Statements................  Cover Page

                                     Part A

                              Prospectuses for the

           Aggressive Growth Fund, Growth Fund, Growth & Income Fund,
             Income Stock Fund, Income Fund, Short-Term Bond Fund,
               Money Market Fund, Science & Technology Fund, and
                            First Start Growth Fund

                              are included herein

                 Not included in this Post-Effective Amendment
                           is the Prospectus for the

                               S&P 500 Index Fund

                                     Part A

                               Prospectus for the

                             Aggressive Growth Fund

                               is included herein

                                USAA AGGRESSIVE
                                  GROWTH FUND

                                   PROSPECTUS

                                DECEMBER 1, 1998

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                               TABLE OF CONTENTS

What is the Fund's Investment Objective and Main Strategy?.............  2
Main Risks of Investing in This Fund...................................  2
Is This Fund for You?..................................................  3
Could the Value of Your Investment in This Fund Fluctuate?.............  3
Fees and Expenses......................................................  4
Fund Investments.......................................................  5
Fund Management........................................................  7
Using Mutual Funds in an Investment Program............................  9
How to Invest.......................................................... 10
Important Information About Purchases and Redemptions.................. 13
Exchanges.............................................................. 14
Shareholder Information................................................ 14
Financial Highlights................................................... 18
Appendix A ............................................................ 19
Appendix B ............................................................ 20

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is capital appreciation. We will attempt to achieve this objective by investing the Fund's assets primarily in equity securities of companies with the prospect of rapidly growing earnings.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 5 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risks of investing in this Fund are market risk and the risks of investing in small capitalization companies.

* MARKET RISK involves the possibility that the Fund's investments in equity securities will decline because of falls in the stock market, reducing the value of individual company's stocks regardless of the success or failure of an individual company's operations.

* SMALL CAPITALIZATION COMPANY RISK involves the greater risk of investing in smaller less well-known companies, especially those that have a narrow product line or are traded infrequently, than investing in established companies with proven track records.

Other risks of the Fund described later in the Prospectus include the risks of foreign investing and investing in real estate investment trusts (REITs). As with other mutual funds, losing money is an additional risk associated with investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

   * You are willing to accept very high risk.
   * You are looking for a long-term investment.
   * You are willing to give up current income for long-term growth.

This Fund may not be appropriate as part of your investment portfolio if . . .

   * You are unwilling to take greater risk for long-term goals.
   * You are unable or reluctant to invest for a period of seven years or more.
   * You need an investment that provides steady income.
   * You need an investment that provides tax-free income.


COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Fund will likely increase or decrease. While the portfolio will be broadly diversified, we expect the Fund to be significantly more volatile than the average equity mutual fund due to the Fund's investments in smaller less well-known companies. The bar chart shown below illustrates the Fund's volatility and performance from year to year over the past ten years.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

                                 TOTAL RETURN
                                 MEASURES THE
                                 PRICE CHANGE
                                  IN A SHARE
                                 ASSUMING THE
                                 REINVESTMENT
                                OF ALL DIVIDEND
                                  INCOME AND
                                 CAPITAL GAIN
                                DISTRIBUTIONS.

[BAR CHART]
                   CALENDAR           TOTAL
                     YEAR            RETURN

                     1988            14.25%
                     1989            16.59%
                     1990           -11.92%
                     1991            71.69%
                     1992            -8.51%
                     1993             8.14%
                     1994             -.81%
                     1995            50.42%
                     1996            16.47%
                     1997             7.56%

         THE FUND'S TOTAL RETURN FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998, WAS _____%.

During the periods shown in the bar chart, the highest total return for a quarter was 28.32% (quarter ending March 31, 1991) and the lowest total return for a quarter was -27.50% (quarter ending September 30, 1990).

The table below shows how the Fund's average annual returns for the one-, five-, and ten-year periods as well as the life of the Fund compared to those of broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
Average  Annual Total Returns
(for the periods ending           Past        Past          Past        Life of
December 31, 1997)               1 Year      5 Years      10 Years     the Fund
===============================================================================
Aggressive Growth Fund           7.56%       15.11%        14.05%        12.12%
-------------------------------------------------------------------------------
Russell 2000 Index*             22.36%       16.40%        15.77%        14.40%
===============================================================================
* THE RUSSELL 2000 INDEX IS AN INDEX WHICH CONSISTS OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000(R)INDEX, A WIDELY RECOGNIZED SMALL CAP INDEX.

                              [TELEPHONE GRAPHIC]
                                 TouchLINE (R)
                                1-800-531-8777
                                     PRESS
                                       1
                                     THEN
                                       1
                                     THEN
                                     3 8 #

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 38# when asked for the Fund Code.

                                NEWSPAPER SYMBOL
                                     AgvGt

                                 TICKER SYMBOL
                                     USAUX

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "AgvGt." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USAUX."

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Fund.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures on the next page show actual expenses during the past fiscal year ended July 31, 1998, and are calculated as a percentage of average net assets.

                                 12B-1 FEES -
                               SOME MUTUAL FUNDS
                               CHARGE THESE FEES
                                  TO PAY FOR
                                ADVERTISING AND
                                OTHER COSTS OF
                              SELLING FUND SHARES.

           Management Fees                       .38%
           Distribution (12b-1) Fees             None
           Other Expenses                        .33%
                                                 ----
           Total Annual Fund Operating Expenses  .71%
                                                 ====

Example of Effect of Fund's Operating Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                     1  year.......... $   73
                     3  years.........    227
                     5  years.........    395
                    10  years.........    883

FUND INVESTMENTS

Principal Investment Strategies and Risks

   Q   What is the Fund's principal investment strategy?

   A The Fund's principal investment strategy is to invest the Fund's assets primarily in equity securities of companies with the prospect of rapidly growing earnings. These investments will tend to be made in smaller, less recognized companies, but may include larger, more widely recognized companies as well. We use the term "equity securities" to include common stocks, preferred stocks, securities convertible into common stocks, and securities which carry the right to buy common stocks. We may also invest up to 10% of the Fund's assets in shares of real estate investment trusts (REITs).

       As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments, which may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

       We will not generally trade the Fund's securities for short-term profits; however, if circumstances warrant, we may purchase and sell Fund securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. Because a high turnover rate increases transaction costs and may increase taxable capital gains, we will carefully weigh the anticipated benefits of trading.


[CAUTION LIGHT]
MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

[CAUTION LIGHT]
SMALL CAPITALIZATION COMPANY RISKS. Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

[CAUTION LIGHT]
REITs. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.


   Q   May the Fund's assets be invested in foreign securities?


   A Yes. While most of the Fund's assets will be invested in U.S. securities, we may also invest up to 30% of the Fund's total assets in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

[CAUTION LIGHT]
FOREIGN INVESTING. Investing in foreign securities, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

                                 ADR - FOREIGN
                                 SHARES HELD BY
                                  A U.S. BANK
                                  WHICH ISSUES
                                   A RECEIPT
                                   EVIDENCING
                                   OWNERSHIP.
                                 DIVIDENDS ARE
                                  PAID IN U.S.
                                    DOLLARS.

                                 GDR - FOREIGN
                                 SHARES HELD BY
                                   A U.S. OR
                                  FOREIGN BANK
                                  WHICH ISSUES
                                   A RECEIPT
                                   EVIDENCING
                                   OWNERSHIP.
                                 DIVIDENDS ARE
                                  PAID IN U.S.
                                    DOLLARS.


* EMERGING MARKETS RISK. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Investments in developing countries involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable. In the past, markets of developing countries have been more volatile than the markets of developed countries.

* POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations. For example, we may invest the Fund's assets in Eastern Europe and former states of the Soviet Union (also known as the Commonwealth of Independent States or CIS). These countries were under communist systems which had nationalized private industry. There is no guarantee that nationalization may not occur again in this region or others in which we may invest the Fund's assets, in which case, we may lose all or part of the Fund's investment in that country's issuers.


   Q   How are the decisions to buy and sell securities made?

   A We tend to invest in small capitalization companies that have rapid sales and earnings growth potential. We seek companies that are well positioned to take advantage of emerging long-term social and economic trends and have ample financial resources to sustain their growth. We may reduce or sell the Fund's investments in companies if their stock prices appreciate excessively in relation to fundamental prospects. We will sell or reduce large capitalization equity holdings in the portfolio if those holdings comprise an excessive weighting of total assets. Companies will also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 19.

FUND MANAGEMENT

The Company has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $__ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Fund pays us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of average net assets. The fee is computed at one-half of one percent (.50%) of the first $200 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (.33%) for that portion of average net assets in excess of $300 million. The fees we received for the fiscal year ended July 31, 1998, were equal to .38% of average net assets. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Board of Directors has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Managers

The following individuals are primarily responsible for managing the Fund. John
K. Cabell, Jr. and Eric M. Efron, Assistant Vice Presidents of Equity Investments, have managed the Fund since March 1995.

From Left to Right:    [PHOTOGRAPH OF PORTFOLIO MANAGERS]
                     ERIC M. EFRON AND JOHN K. CABELL, JR.

Mr. Cabell has 20 years investment management experience and has worked for us for nine years. He served as Chief Economist for Retirement Systems of Alabama from March 1991 to March 1994. He earned the Chartered Financial Analyst (CFA) designation in 1982 and is a member of the Association for Investment Management and Research (AIMR) and the San Antonio Financial Analysts Society, Inc. (SAFAS). He holds an MA and a BS from the University of Alabama.

Mr. Efron has 23 years investment management experience and has worked for us for six years. He earned the CFA designation in 1983 and is also a member of AIMR and SAFAS. He holds an MBA from New York University, an MA from the University of Michigan, and a BA from Oberlin College, Ohio.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified, common stock portfolio. You could combine an investment in the Aggressive Growth Fund with investments in other mutual funds that invest in stocks of large and small companies and high-dividend stocks. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative for asset allocation with our asset strategy funds listed in APPENDIX B under asset allocation on page 20. These unique mutual funds provide a professionally-managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX B on page 20 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for each new account. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY GRAPHIC]
* $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

*   $50

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
* To open an account, send your application and check to:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78288
* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
    USAA Shareholder Account Services
    9800 Fredericksburg Road
    San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
* To open an account, bring your application and check to:
    USAA Investment Management Company
    USAA Federal Savings Bank
    10750 Robert F. McDermott Freeway
    San Antonio, TX 78288

BANK WIRE

[WIRE GRAPHIC]
* Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
    State Street Bank and Trust Company
    Boston, MA 02101
    ABA#011000028
    Attn: USAA Aggressive Growth Fund
    USAA Account Number: 69384998
    Shareholder(s) Name(s)__________________________________________
    Shareholder(s) Mutual Fund Account Number_______________________

Electronic Funds Transfer

[CALENDAR GRAPHIC]
* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

Phone 1-800-531-8448

[TELEPHONE GRAPHIC]
* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
* Send your written instructions to:
    USAA Shareholder Account Services
    9800 Fredericksburg Road
    San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
* Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the Investor's Guide to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the Investor's Guide, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.


Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Company Rights

The Company reserves the right to:

* reject purchase or exchange orders when in the best interest of the Company;

* limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

* redeem an account with less than 10 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After the exchange order is received, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 12.


Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

                                 NAV PER SHARE
                                     EQUALS
                                  TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                   DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, we determine that a particular event would materially affect the Fund's NAV, then we, under the general supervision of the Board of Directors, will use all relevant, available information to determine a fair value for the affected portfolio securities.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

The Fund pays net investment income dividends yearly. Any net capital gain distribution usually occurs within 45 days of the July 31 fiscal year end, which would be somewhere around the middle of September. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your tax adviser about the status of distributions from the Fund in your own state and locality.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These distributions may be taxable at different rates depending on the length of time the Fund held the applicable investment.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number,
*   underreports dividend or interest income, or
*   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five-year period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


                                                                           Ten-Month
                                                                          Period Ended
                                        Year Ended July 31,                 July 31,
                         ------------------------------------------------------------
                             1998        1997        1996        1995         1994
                         ------------------------------------------------------------
Net asset value at
  beginning of period    $  32.82    $  27.88    $  24.49    $  17.74    $  20.40
Net investment loss          (.12)(a)    (.14)(a)    (.12)(a)    (.05)(a)    (.02)(a)
Net realized and
  unrealized gain (loss)     1.26        5.65        5.12        8.35       (1.37)
Distributions from net
  investment income            _           _           _          _          (.02)
Distributions of realized
  capital gains             (2.34)       (.57)      (1.61)      (1.55)      (1.25)
                         ------------------------------------------------------------
Net asset value at
  end of period          $  31.62    $  32.82    $  27.88    $  24.49    $  17.74
                         ============================================================
Total return (%)*            3.91       20.00       21.16       49.98       (7.31)
Net assets at end of
  period (000)           $736,450    $753,984    $607,437    $363,390    $248,953
Ratio of expenses to
  average net assets (%)      .71         .74         .74         .86         .83(b)
Ratio of net investment
  income to average net
  assets (%)                 (.38)       (.47)       (.42)       (.28)        .10(b)
Portfolio turnover (%)      83.32       57.15       43.75      138.32       98.99

-----------------
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gain distributions during the period.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

CONVERTIBLE SECURITIES

We may invest the Fund's assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

FORWARD CURRENCY CONTRACTS

We may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing currency exposure, we may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract. We only enter into forward currency contracts when the Fund enters into a contract for the purchase or sale of a security denominated in foreign currency and desires to "lock in" the U.S. dollar price of that security.

ILLIQUID SECURITIES

We may invest up to 15% of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

MONEY MARKET INSTRUMENTS

We may hold a certain portion of the Fund's assets in high-quality, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

                                   APPENDIX B

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             TRANSFER AGENT                           CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
        9800 Fredericksburg Road                    P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            MUTUAL FUND TOUCHLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-2429

                                     Part A

                               Prospectus for the

                                  Growth Fund

                               is included herein

                                USAA GROWTH FUND

                                   PROSPECTUS

                                DECEMBER 1, 1998

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What is the Fund's Investment Objective and Main Strategy?..............   2
Main Risks of Investing in This Fund....................................   2
Is This Fund for You?...................................................   2
Could the Value of Your Investment in This Fund Fluctuate?..............   3
Fees and Expenses.......................................................   4
Fund Investments........................................................   5
Fund Management.........................................................   7
Using Mutual Funds in an Investment Program.............................   8
How to Invest...........................................................   9
Important Information About Purchases and Redemptions...................  12
Exchanges...............................................................  13
Shareholder Information.................................................  14
Financial Highlights....................................................  17
Appendix A .............................................................  18
Appendix B .............................................................  19

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's primary investment objective is long-term growth of capital with secondary objectives of regular income and conservation of principal. We attempt to achieve these objectives by investing in stocks that, at the time of purchase, are considered out of favor and undervalued.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 5 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risk of investing in this Fund is market risk.

* MARKET RISK involves the possibility that the Fund's investments in stocks will decline because of falls in the stock market, reducing the value of individual company's stocks regardless of the success or failure of an individual company's operations.

Another risk of the Fund described later in the Prospectus is the risk of foreign investing. As with other mutual funds, losing money is an additional risk associated with investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

   *  You are looking for long-term growth.
   *  You are willing to accept moderate to high risk.
   *  You are looking for a long-term investment.

This Fund may not be appropriate as part of your investment portfolio if . . .

   * You are unwilling to take greater risk for long-term goals.
   * You are unable or reluctant to invest for a period of five years or more.
   * You need an investment that provides regular income or tax-free income.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment will likely increase or decrease. The bar chart shown below illustrates the Fund's volatility and performance from year to year over the past ten years.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

                                 TOTAL RETURN
                                 MEASURES THE
                                 PRICE CHANGE
                                  IN A SHARE
                                 ASSUMING THE
                                 REINVESTMENT
                                OF ALL DIVIDEND
                                  INCOME AND
                                 CAPITAL GAIN
                                DISTRIBUTIONS.

[BAR CHART]

                   CALENDAR          TOTAL
                     YEAR            RETURN

                     1988             6.57%
                     1989            27.33%
                     1990             -.05%
                     1991            27.81%
                     1992             9.95%
                     1993             7.45%
                     1994             3.35%
                     1995            32.06%
                     1996            17.80%
                     1997             3.69%

         THE FUND'S TOTAL RETURN FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998, WAS ____%.

During the periods shown in the bar chart, the highest total return for a quarter was 12.05% (quarter ending September 30, 1994) and the lowest total return for a quarter was -16.14% (quarter ending December 31, 1997).

The table on the next page shows how the Fund's average annual returns for the one-, five-, and ten-year periods as well as the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
 Average Annual
 Total Returns
 (for the periods ending      Past         Past        Past         Life of
 December 31, 1997)          1 Year      5 Years     10 Years        Fund
===============================================================================
  Growth Fund                3.69%        12.36%      13.06%         8.43%
-------------------------------------------------------------------------------
  S&P 500 Index*            33.35%        20.25%      18.02%        13.02%
===============================================================================
  * THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY-HELD, PUBLICLY-TRADED STOCKS.

Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 41# when asked for the Fund Code.

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "Grwth." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USAAX."

                              [TELEPHONE GRAPHIC]
                                 TouchLINE (R)
                                1-800-531-8777
                                     PRESS
                                       1
                                     THEN
                                       1
                                     THEN
                                     4 1 #

                               NEWSPAPER SYMBOL
                                     Grwth

                                 TICKER SYMBOL
                                     USAAX

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Fund.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures on the next page show actual expenses during the past fiscal year ended July 31, 1998, and are calculated as a percentage of average net assets.

                                 12B-1 FEES -
                               SOME MUTUAL FUNDS
                               CHARGE THESE FEES
                                  TO PAY FOR
                                ADVERTISING AND
                                OTHER COSTS OF
                              SELLING FUND SHARES.

      Management Fees                              .75%
      Distribution (12b-1) Fees                    None
      Other Expenses                               .21%
                                                   ----
      Total Annual Fund Operating Expenses         .96%
                                                   ====

Example of Effect of Fund's Operating Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                     1  year.......... $   98
                     3  years.........    306
                     5  years.........    531
                    10  years.........  1,178

FUND INVESTMENTS

Principal Investment Strategies and Risks

   Q   What is the Fund's principal investment strategy?

   A The Fund's principal investment strategy is to invest the Fund's assets primarily in common stocks or in securities that are convertible into common stocks. However, we will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased. We may also invest the Fund's assets in warrants, rights, real estate investment trusts, and in nonconvertible debt securities when we believe these securities will offer a good prospect for appreciation.

       As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments, which may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[CAUTION LIGHT]
MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stocks tend to go up and down more than bonds.

   Q   How will particular securities be selected?

   A We look for stocks of companies we believe are superior but whose share prices do not reflect this. Generally, we will invest the Fund's assets in stocks that, at the time of purchase, are considered out of favor and undervalued. These investments will have at least one of the following characteristics:

        *  a recent significant market price decline;

        * sustained poor performance relative to the market or their industry;

        *  extremely pessimistic appraisal by most investors; or

        * a market price that is low relative to earnings, cash flow, assets, or book value.

       Using these criteria, we shall attempt to build a portfolio of stocks that are undervalued at the time of purchase, but which we believe in a short time will return to and sustain a normal valuation.

       At times it is likely to be difficult or impossible for us to find stocks in sufficient quantity which conform to these criteria. In such cases we will also invest the Fund's assets in other growth stocks.


   Q   May the Fund's assets be invested in securities of foreign issuers?

   A Yes. We may invest up to 30% of the Fund's total assets in American Depositary Receipts (ADRs) or similar forms of ownership interest in securities of foreign issuers deposited with a depositary, and securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

                                 ADR - FOREIGN
                                 SHARES HELD BY
                                  A U.S. BANK
                                  WHICH ISSUES
                                   A RECEIPT
                                   EVIDENCING
                                   OWNERSHIP.
                                 DIVIDENDS ARE
                                  PAID IN U.S.
                                    DOLLARS.

[CAUTION LIGHT]
FOREIGN INVESTING. Investing in securities of foreign issuers poses unique risks: currency exchange rate fluctuations; increased price volatility; different accounting, reporting, and disclosure requirements; and political or social instability. In the past, equity and debt instruments of foreign issuers have been more volatile than equity and debt instruments of U.S. issuers.

   Q   How are the decisions to buy and sell securities made?

   A We generally purchases out-of-favor growth stocks. However, at times, it may be difficult to find a sufficiently varied group of such companies. In such cases, we will invest a portion of the Fund's assets in a diversified group of large capitalization growth stocks. Stocks are sold when we believe they are overvalued. Overvaluation is generally caused either by earnings forecasts that are too optimistic or unrealistic multiples that the market places on projected earnings.

For additional information about other securities in which we may invest the Fund's assets, see Appendix A on page 18.

FUND MANAGEMENT

The Company has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $___ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Fund pays us an annual fee. This fee was computed and paid at three-fourths of one percent (.75%) of average net assets for the fiscal year ended July 31, 1998. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Board of Directors has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER
DAVID G. PARSONS
David G. Parsons, Assistant Vice President of Equity Investments, has managed the Fund since January 1994. He has 15 years investment management experience working for us. Mr. Parsons earned the Chartered Financial Analyst designation in 1986 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from the University of Texas, an MA from Southern Illinois University, and a BA from Austin College, Texas.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified, common stock portfolio. You could combine an investment in the Growth Fund with investments in other mutual funds that invest in stocks of large and small companies and high-dividend stocks. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative for asset allocation with our asset strategy funds listed in APPENDIX B under asset allocation on page 19. These unique mutual funds provide a professionally-managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX B on page 19 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for each new account. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY GRAPHIC]
* $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

* $50

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
* To open an account, send your application and check to:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78288

* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
    USAA Shareholder Account Services
    9800 Fredericksburg Road
    San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
* To open an account, bring your application and check to:
    USAA Investment Management Company
    USAA Federal Savings Bank
    10750 Robert F. McDermott Freeway
    San Antonio, TX 78288

BANK WIRE

[WIRE GRAPHIC]
* Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
    State Street Bank and Trust Company
    Boston, MA 02101
    ABA#011000028
    Attn: USAA Growth Fund
    USAA Account Number: 69384998
    Shareholder(s) Name(s)__________________________________________
    Shareholder(s) Mutual Fund Account Number_______________________

ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]
* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448

[TELEPHONE GRAPHIC]
* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
* Send your written instructions to:
    USAA Shareholder Account Services
    9800 Fredericksburg Road
    San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
* Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the Investor's Guide to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the Investor's Guide, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Company Rights

The Company reserves the right to:

* reject purchase or exchange orders when in the best interest of the Company;

* limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

*   redeem an account with less than 10 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After the exchange order is received, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 11.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

                                 NAV PER SHARE
                                     EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                   DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a securities exchange are valued at the last sales price on that exchange. If no sale is reported, the average of the bid and asked prices is generally used.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

The Fund pays net investment income dividends yearly. Any net capital gain distribution usually occurs within 45 days of the July 31 fiscal year end, which would be somewhere around the middle of September. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We  will   automatically   reinvest  all  income  dividends  and  capital  gain
distributions unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date.

Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your tax adviser about the status of distributions from the Fund in your own state and locality.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These distributions may be taxable at different rates depending on the length of time the Fund held the applicable investment.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number,
*   underreports dividend or interest income, or
*   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five-year period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


                                                                        Ten-Month
                                                                       Period Ended
                                        Year Ended July 31,              July 31,
                         ------------------------------------------------------------
                               1998        1997        1996      1995       1994
                         ------------------------------------------------------------
Net asset value at
  beginning of period    $    23.66  $    20.05  $    19.06  $  17.63   $  19.76
Net investment income           .01         .24         .33       .26        .19
Net realized and
  unrealized gain (loss)      (1.31)       6.92        1.92      3.95       (.17)
Distributions from net
  investment income            (.09)       (.34)       (.29)     (.27)      (.16)
Distributions of realized
  capital gains               (2.23)      (3.21)       (.97)    (2.51)     (1.99)
                         -----------------------------------------------------------
Net asset value at
  end of period          $    20.04  $    23.66  $    20.05  $  19.06   $  17.63
                         ===========================================================
Total return (%)*             (4.91)      42.48       12.44     26.46        .31
Net assets at end of
  period (000)           $1,403,573  $1,650,257  $1,162,262  $922,821   $618,685
Ratio of expenses to
  average net assets (%)        .96         .97        1.01      1.04       1.04(a)
Ratio of net investment
  income to average net
  assets (%)                    .04        1.28        1.70      1.63       1.33(a)
Portfolio turnover (%)        68.93       75.41       62.30     69.64     117.80

-----------------
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
* Assumes reinvestment of all dividend income and capital gain distribution during the period.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

CONVERTIBLE SECURITIES

We may invest the Fund's assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

ILLIQUID SECURITIES

We may invest up to 15% of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

MONEY MARKET INSTRUMENTS

We may hold a certain portion of the Fund's assets in high-quality, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

                                  APPENDIX B

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             TRANSFER AGENT                           CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
        9800 Fredericksburg Road                    P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            MUTUAL FUND TOUCHLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-2429

                                     Part A

                               Prospectus for the

                              Growth & Income Fund

                               is included herein

                                 USAA GROWTH &
                                  INCOME FUND

                                   PROSPECTUS

                                DECEMBER 1, 1998

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What is the Fund's Investment Objective and Main Strategy?..............   2
Main Risks of Investing in This Fund....................................   2
Is This Fund for You?...................................................   2
Could the Value of Your Investment in This Fund Fluctuate?..............   3
Fees and Expenses.......................................................   4
Fund Investments........................................................   5
Fund Management.........................................................   7
Using Mutual Funds in an Investment Program.............................   8
How to Invest...........................................................   9
Important Information About Purchases and Redemptions...................  12
Exchanges...............................................................  13
Shareholder Information.................................................  13
Financial Highlights....................................................  16
Appendix A .............................................................  17
Appendix B .............................................................  18

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objectives are capital growth and current income. We will attempt to achieve these objectives by investing the Fund's assets primarily in dividend paying equity securities.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 5 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risk of investing in this Fund is market risk.

* MARKET RISK involves the possibility that the Fund's investments in equity securities will decline because of falls in the stock market, reducing the value of individual company's stocks regardless of the success or failure of an individual company's operations.

Other risks of the Fund described later in the Prospectus include the risks of foreign investing and investing in real estate investment trusts (REITs). As with other mutual funds, losing money is an additional risk associated with investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

   *  You are looking for capital growth and current income.
   *  You are willing to accept moderate risk
   *  You are looking for a long-term investment.

This Fund may not be appropriate as part of your investment portfolio if . . .

   *  You are unable or reluctant to invest for a period of five years or more.
   *  You need an investment that provides tax-free income.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment will likely increase or decrease. The bar chart shown below illustrates the Fund's volatility and performance from year to year over the life of the Fund.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

                                 TOTAL RETURN
                                 MEASURES THE
                                 PRICE CHANGE
                                  IN A SHARE
                                 ASSUMING THE
                                 REINVESTMENT
                                OF ALL DIVIDEND
                                  INCOME AND
                                 CAPITAL GAIN
                                DISTRIBUTIONS.

[BAR CHART]

                   CALENDAR          TOTAL
                     YEAR            RETURN

                     1994*            1.29%
                     1995            31.57%
                     1996            23.04%
                     1997            26.04%

         *Fund began operations on June 1, 1993.

         THE FUND'S TOTAL RETURN FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998, WAS _____%.

During the periods shown in the bar chart, the highest total return for a quarter was 13.96% (quarter ending June 30, 1997) and the lowest total return for a quarter was -3.96% (quarter ending March 31, 1994).

The table below shows how the Fund's average annual returns for the one-year period and the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
 Average Annual
 Total Returns
 (for the periods ending           Past        Since Fund's Inception
 December 31, 1997)               1 Year         on June 1, 1993
===============================================================================
  Growth & Income Fund            26.04%               18.30%
-------------------------------------------------------------------------------
  S&P 500 Index*                  33.35%               21.10%
===============================================================================
* THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY-HELD, PUBLICLY-TRADED STOCKS.

Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 37# when asked for the Fund Code.

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "Gr&Inc." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USGRX."

                              [TELEPHONE GRAPHIC]
                                 TouchLINE (R)
                                1-800-531-8777
                                     PRESS
                                       1
                                     THEN
                                       1
                                     THEN
                                     3 7 #

                               NEWSPAPER SYMBOL
                                     Gr&Inc

                                 TICKER SYMBOL
                                     USGRX

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Fund.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses during the past fiscal year ended July 31, 1998, and are calculated as a percentage of average net assets.

                                  12B-1 FEES -
                               SOME MUTUAL FUNDS
                               CHARGE THESE FEES
                                  TO PAY FOR
                                ADVERTISING AND
                                OTHER COSTS OF
                              SELLING FUND SHARES.

      Management Fees                              .60%
      Distribution (12b-1) Fees                    None
      Other Expenses                               .25%
                                                   ----
      Total Annual Fund Operating Expenses         .85%
                                                   ====

Example of Effect of Fund's Operating Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                     1  year.......... $   87
                     3  years.........    271
                     5  years.........    471
                    10  years.........  1,049

FUND INVESTMENTS

Principal Investment Strategies and Risks

   Q   What is the Fund's principal investment strategy?

   A The Fund's principal investment strategy is to invest the Fund's assets primarily in dividend paying equity securities. We use the term "equity securities" to include common stocks, securities convertible into common stocks, securities which carry the right to buy common stocks, and real estate investment trusts (REITs). We will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased. We may also invest in nonconvertible debt securities and nonconvertible preferred stock.

       As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments, which may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[CAUTION LIGHT]
MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

[CAUTION LIGHT]
REITs. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

                                  ADR - FOREIGN
                                 SHARES HELD BY
                                  A U.S. BANK
                                  WHICH ISSUES
                                   A RECEIPT
                                   EVIDENCING
                                   OWNERSHIP.
                                 DIVIDENDS ARE
                                  PAID IN U.S.
                                    DOLLARS.

   Q   May the Fund's assets be invested in securities of foreign issuers?

   A Yes. We may invest up to 30% of the Fund's total assets in American Depositary Receipts (ADRs) or similar forms of ownership interest in securities of foreign issuers deposited with a depositary, and securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

[CAUTION LIGHT]
FOREIGN INVESTING. Investing in securities of foreign issuers poses unique risks: currency exchange rate fluctuations; increased price volatility; different accounting, reporting, and disclosure requirements; and political or social instability. In the past, equity and debt instruments of foreign issuers have been more volatile than equity and debt instruments of U.S. issuers.


   Q   How are the decisions to buy and sell securities made?

   A We appraise a stock's price in relation to the company's earnings, cash flow, book value, and yield. We also consider various qualitative factors such as the number of shares the company's management owns, the attitude of investors in general toward the company, and the quality of management.

       We use the same criteria in deciding which securities to sell. For example, when a company's shares sell well above their relative historical levels, we may decide to sell the stock.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 17.

FUND MANAGEMENT

The Company has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $___ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Fund pays us an annual fee. This fee was computed and paid at three-fifths of one percent (.60%) of average net assets for the fiscal year ended July 31, 1998. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Board of Directors has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER]
R. DAVID ULLOM
R. David Ullom, Assistant Vice President of Equity Investments, has managed the Fund since its inception in June 1993. Mr. Ullom has 23 years investment management experience and has worked for us for 12 years. He earned the Chartered Financial Analyst designation in 1980 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Washington University, Missouri, and a BS from Oklahoma State University.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified, common stock portfolio. You could combine an investment in the Growth & Income Fund with investments in other mutual funds that primarily seek capital appreciation by investing in stocks of large and small companies. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative for asset allocation with our asset strategy funds listed in APPENDIX B under asset allocation on page 18. These unique mutual funds provide a professionally-managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to Appendix B on page 18 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for each new account. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY GRAPHIC]
* $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

* $50

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
* To open an account, send your application and check to:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78288

* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
    USAA Shareholder Account Services
    9800 Fredericksburg Road
    San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
* To open an account, bring your application and check to:
    USAA Investment Management Company
    USAA Federal Savings Bank
    10750 Robert F. McDermott Freeway
    San Antonio, TX 78288

BANK WIRE

[WIRE GRAPHIC]
* Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
    State Street Bank and Trust Company
    Boston, MA 02101
    ABA#011000028
    Attn: USAA Growth & Income Fund
    USAA Account Number: 69384998
    Shareholder(s) Name(s)___________________________________________
    Shareholder(s) Mutual Fund Account Number________________________

ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]
* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448

[TELEPHONE GRAPHIC]
* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
* Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
* Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the Investor's Guide to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the Investor's Guide, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Company Rights

The Company reserves the right to:

* reject purchase or exchange orders when in the best interest of the Company;

* limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

* redeem an account with less than 10 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After the exchange order is received, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 11.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

                                 NAV PER SHARE
                                     EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                   DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a securities exchange are valued at the last sales price on that exchange. If no sale is reported, the average of the bid and asked prices is generally used.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

The Fund pays net investment income dividends quarterly. Any net capital gain distribution usually occurs within 45 days of the July 31 fiscal year end, which would be somewhere around the middle of September. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically invest all income dividends and capital gain distributions unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your tax adviser about the status of distributions from the Fund in your own state and locality.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These distributions may be taxable at different rates depending on the length of time the Fund held the applicable investment.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number,
*   underreports dividend or interest income, or
*   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five-year period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                        Ten-Month
                                                                       Period Ended
                                        Year Ended July 31,              July 31,
                         ------------------------------------------------------------
                                1998      1997       1996        1995       1994
                         ------------------------------------------------------------
Net asset value at
  beginning of period     $    18.85  $  13.46   $  12.07     $ 10.36    $  10.23
Net investment income            .21       .23        .24(a)      .24(a)      .17(a)
Net realized and
  unrealized gain                .69      5.84       1.51        1.81         .16
Distributions from net
  investment income             (.21)     (.23)      (.23)       (.23)       (.18)
Distributions of realized
  capital gains                 (.66)     (.45)      (.13)       (.11)       (.02)
                         ------------------------------------------------------------
Net asset value at
  end of period           $    18.88  $  18.85   $  13.46    $  12.07    $  10.36
                         ============================================================
Total return (%)*               4.99     46.69      14.68       20.30        3.28
Net assets at end of
  period (000)            $1,078,589  $825,092   $371,801    $208,490    $134,622
Ratio of expenses to
  average net assets (%)         .85       .89        .95        1.01        1.12(b)
Ratio of net investment
  income to average net
  assets (%)                    1.07      1.50       1.84        2.21        1.95(b)
Portfolio turnover (%)         29.38     14.67      16.13       19.45       13.90

-----------------
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
* Assumes reinvestment of all dividend income and capital gain distributions during the period.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

CONVERTIBLE SECURITIES

We may invest the Fund's assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

ILLIQUID SECURITIES

We may invest up to 15% of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

MONEY MARKET INSTRUMENTS

We may hold a certain portion of the Fund's assets in high-quality, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

                                   APPENDIX B

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                                     NOTES

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             TRANSFER AGENT                           CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
        9800 Fredericksburg Road                    P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            MUTUAL FUND TOUCHLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-2429

                                     Part A

                               Prospectus for the

                               Income Stock Fund

                               is included herein

                                  USAA INCOME
                                   STOCK FUND

                                   PROSPECTUS

                                DECEMBER 1, 1998

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What is the Fund's Investment Objective and Main Strategy? .....  2
Main Risks of Investing in This Fund ...........................  2
Is This Fund for You? ..........................................  3
Could the Value of Your Investment in This Fund Fluctuate? .....  3
Fees and Expenses ..............................................  5
Fund Investments ...............................................  6
Fund Management ................................................  8
Using Mutual Funds in an Investment Program .................... 10
How to Invest .................................................. 11
Important Information About Purchases and Redemptions .......... 14
Exchanges ...................................................... 15
Shareholder Information ........................................ 15
Financial Highlights ........................................... 18
Appendix A ..................................................... 19
Appendix B ..................................................... 20

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. We will attempt to achieve the Fund's objective by investing primarily in common stocks of well-established, large companies with above-average dividend yields.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 6 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risks of investing in this Fund are market risk, interest rate risk, and credit risk.

* MARKET RISK involves the possibility that the Fund's investments in stocks will decline because of falls in the stock market, reducing the value of individual company's stocks, regardless of the success or failure of an individual company's operations.

* INTEREST RATE RISK involves the possibility that the value of the Fund's investments will decline because of an increase in interest rates.

    IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

    IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

* CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

An additional risk of the Fund described later in the Prospectus is the risk of foreign investing. As with other mutual funds, losing money is an additional risk associated with investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

* You are primarily looking for current income and secondarily capital appreciation.
*   You are willing to accept moderate risk.
*   You are looking for a long-term investment.

This Fund may not be appropriate as part of your investment portfolio if . . .

*   Your  primary  goal  is  to  maximize   long-term  growth  through  capital
    appreciation.
*   You are unable or reluctant to invest for a period of five years or more.
*   You need an investment that provides tax-free income.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment will likely increase or decrease. The bar chart shown on the next page illustrates the Fund's volatility and performance from year to year for the past ten years.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

                                  TOTAL RETURN
                                  MEASURES THE
                                  PRICE CHANGE
                                   IN A SHARE
                                  ASSUMING THE
                                  REINVESTMENT
                                OF ALL DIVIDEND
                                   INCOME AND
                                  CAPITAL GAIN
                                 DISTRIBUTIONS.

[BAR CHART]
     CALENDAR        TOTAL
       YEAR         RETURN

       1988         19.43%
       1989         27.13%
       1990         -1.42%
       1991         27.33%
       1992          7.80%
       1993         11.56%
       1994          -.70%
       1995         28.62%
       1996         18.70%
       1997         26.99%

       THE FUND'S TOTAL RETURN FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998, WAS ____%.

During the periods shown in the bar chart, the highest total return for a quarter was 10.81% (quarter ending March 31, 1991) and the lowest total return for a quarter was -8.30% (quarter ending September 30, 1990).

The table below shows how the Fund's average annual returns for the one-, five-, and ten-year periods as well as the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
  Average Annual
  Total Returns
  (for the periods ending     Past        Past          Past       Life of
  December 31, 1997)         1 Year     5 Years       10 Years      Fund
===============================================================================
  Income Stock Fund          26.99%      16.52%        16.00%      14.04%
-------------------------------------------------------------------------------
  S&P 500 Index*             33.35%      20.25%        18.02%      15.36%
===============================================================================

  *THE  S&P  500  INDEX  IS  A  BROAD-BASED   COMPOSITE  UNMANAGED  INDEX  THAT
   REPRESENTS  THE  AVERAGE   PERFORMANCE  OF  A  GROUP  OF  500   WIDELY-HELD,
   PUBLICLY-TRADED STOCKS.

                              [TELEPHONE GRAPHIC]
                                 TOUCHLINE (R)
                                 1-800-531-8777
                                     PRESS
                                       1
                                      THEN
                                       1
                                   THEN 3 5 #

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 35# when asked for the Fund Code.

                                   NEWSPAPER
                                     SYMBOL
                                     IncStk

                                     TICKER
                                     SYMBOL
                                     USISX

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "IncStk." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USISX."

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Fund.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses during the past fiscal year ended July 31, 1998, and are calculated as a percentage of average net assets.

                                  12B-1 FEES -
                                  SOME MUTUAL
                                  FUNDS CHARGE
                                   THESE FEES
                                   TO PAY FOR
                                  ADVERTISING
                                   AND OTHER
                                COSTS OF SELLING
                                  FUND SHARES.

          Management Fees                         .50%
          Distribution (12b-1) Fees               None
          Other Expenses                          .15%
                                                  ----
          Total Annual Fund Operating Expenses    .65%
                                                  ====

Example of Effect of Fund's Operating Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                     1 year............... $ 66
                     3 years..............  208
                     5 years..............  362
                    10 years..............  810

FUND INVESTMENTS

Principal Investment Strategies and Risks

  Q  What is the Fund's principal investment strategy?

  A The Fund's principal investment strategy is to invest the Fund's assets primarily in the common stocks of well-established, large companies that have demonstrated an ability to increase their dividends. We attempt to provide a portfolio with a dividend yield above the average of the S&P 500 Index. We may include common stocks, real estate investment trusts (REITs), preferred stocks, securities convertible into common stocks, and securities which carry the right to buy common stocks in the portfolio.

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments, which may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[CAUTION LIGHT]
MARKET RISK. Because this Fund invests in stocks, including convertible securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stocks tend to go up and down more than bonds.

[CAUTION LIGHT]
REITS. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

  Q Are there any limitations on how much of the Fund's assets may be invested in any particular securities?

  A We may only invest up to 35% of the Fund's net assets in convertible preferred stocks and up to 5% of the Fund's net assets in convertible debt securities measured at the time a security is purchased. These convertible securities may be rated below investment grade as determined by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or may be unrated.

[CAUTION LIGHT]
INTEREST RATE RISK. Interest rate risk is the risk that the market value of certain securities will decline because of rising interest rates. Certain of the Fund's portfolio securities have similar interest rate risk characteristics to bonds. In general, when interest rates rise, the prices of these securities fall and when interest rates fall, the prices of these securities generally rise.

[CAUTION LIGHT]
CREDIT RISK. Credit risk is the possibility that an issuer of a security will fail to make timely payments of interest or principal. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Securities rated below investment grade are deemed to be speculative and involve greater risk of default because of changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their prices tend to go up or down more than higher-quality securities. During periods of economic downturns or rising interest rates, issuers of such securities may experience financial difficulties which could affect their ability to make timely principal and interest payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

  Q  May the Fund's assets be invested in securities of foreign issuers?

  A Yes. We may invest up to 10% of the Fund's total assets in American Depositary Receipts (ADRs) or similar forms of ownership interest in securities of foreign issuers deposited with a depositary, and securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

                                 ADR - FOREIGN
                                 SHARES HELD BY
                                  A U.S. BANK
                                  WHICH ISSUES
                                   A RECEIPT
                                   EVIDENCING
                                   OWNERSHIP.
                                 DIVIDENDS ARE
                                  PAID IN U.S.
                                    DOLLARS.

[CAUTION LIGHT]
FOREIGN INVESTING. Investing in securities of foreign issuers poses unique risks: currency exchange rate fluctuations; increased price volatility; different accounting, reporting, and disclosure requirements; and political or social instability. In the past, equity and debt instruments of foreign issuers have been more volatile than equity and debt instruments of U.S. issuers.

  Q  How are the decisions to buy and sell securities made?

  A We normally evaluate a universe of stocks with a dividend stream growing faster than the average company. A stock is selected based on independent research of the following: the quality of management, industry fundamentals, and the company's future prospects. These factors are combined with an attractive valuation to make the purchase decision. We sell stocks when one or more of these factors change for the worse.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 19.

FUND MANAGEMENT

The Company has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $__ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Fund pays us an annual fee. This fee was computed and paid at one-half of one percent (.50%) of average net assets for the fiscal year ended July 31, 1998. We also provide services related to selling the Fund's shares and receive no compensation for those services.


Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Board of Directors has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Managers

A team of portfolio managers is responsible for the day-to-day management of the Fund's portfolio. The members of the team include David G. Peebles, R. David Ullom, and Stephan J. Klaffke, who collectively have 69 years investment management experience and currently manage over $4 billion in assets. The team meets regularly to review the portfolio holdings of the Fund and will make adjustments when appropriate to keep the Fund in line with its investment objectives.

[PHOTOGRAPH OF PORTFOLIO MANAGER]
DAVID G. PEEBLES
David G. Peebles, Vice President of Equity Investments, has co-managed the Fund since August 1998. He has 32 years investment management experience and has worked for us for 14 years. Mr. Peebles earned the Chartered Financial Analyst
(CFA) designation in 1971 and is a member of the Association for Investment Management and Research (AIMR), the San Antonio Financial Analysts Society, Inc. (SAFAS), and the International Society of Financial Analysts (ISFA). He holds an MBA and a BS from Texas Christian University.

[PHOTOGRAPH OF PORTFOLIO MANAGER]
R. DAVID ULLOM
R. David Ullom, Assistant Vice President of Equity Investments, has co-managed the Fund since August 1998. He has 23 years investment management experience and has worked for us for 12 years. Mr. Ullom earned the CFA designation in 1980 and is a member of AIMR and SAFAS. He holds an MBA from Washington University, Missouri, and a BS from Oklahoma State University.

[PHOTOGRAPH OF PORTFOLIO MANAGER]
STEPHAN J. KLAFFKE
Stephan J. Klaffke, Assistant Vice President of Insurance Company Portfolios, has co-managed the Fund since August 1998. He has 14 years investment management experience and has worked for us for five years. Mr. Klaffke earned the CFA designation in 1987 and is a member of AIMR and SAFAS. He holds an MBA from Texas Christian University and a BS from Indiana University.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified, common stock portfolio. You could combine an investment in the Income Stock Fund with investments in other mutual funds that invest in stocks of large and small companies emphasizing capital appreciation as their primary objective. This is just one way you could combine funds to fit your own risk and reward goals.


III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX B under asset allocation on page 20. These unique mutual funds provide a professionally-managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX B on page 20 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for each new account. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.


MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY GRAPHIC]
* $3,000. [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

*   $50

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
*   To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288
* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
*   To open an account, bring your application and check to:
       USAA Investment Management Company
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

BANK WIRE

[WIRE GRAPHIC]
* Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn: USAA Income Stock Fund
       USAA Account Number: 69384998
       Shareholder(s) Name(s) ____________________________
       Shareholder(s) Mutual Fund Account Number__________


ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]
* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448

[TELEPHONE GRAPHIC]
* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
*   Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
*   Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Company Rights

The Company reserves the right to:

* reject purchase or exchange orders when in the best interest of the Company;

* limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors);

    however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

*   redeem an account with less than 10 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After the exchange order is received, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 13.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

                                 NAV PER SHARE
                                     EQUALS
                                  TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                   DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a securities exchange are valued at the last sales price on that exchange. If no sale is reported, the average of the bid and asked prices is generally used.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

The Fund pays net investment income dividends quarterly. Any net capital gain distribution usually occurs within 45 days of the July 31 fiscal year end, which would be somewhere around the middle of September. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your tax adviser about the status of distributions from the Fund in your own state and locality.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These distributions may be taxable at different rates depending on the length of time the Fund held the applicable investment.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number,
*   underreports dividend or interest income, or
*   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five-year period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


                                                                            Ten-Month
                                                                          Period Ended
                                         Year Ended July 31,                July 31,
                          -------------------------------------------------------------
                              1998        1997        1996        1995         1994
                          -------------------------------------------------------------
Net asset value at
  beginning of period     $    19.01  $    15.85  $    14.96  $    13.50  $    14.95
Net investment income            .75         .81         .77         .74         .60
Net realized and
  unrealized gain (loss)        1.66        3.88        1.16        1.69       (1.12)
Distributions from net
  investment income             (.75)       (.79)       (.77)       (.75)       (.74)
Distributions of realized
   capital gains               (1.02)       (.74)       (.27)       (.22)       (.19)
                          -------------------------------------------------------------
Net asset value at
  end of period           $    19.65  $    19.01  $    15.85  $    14.96  $     13.50
                          =============================================================

Total return (%)*              13.28       31.46       13.21       18.83       (3.53)

Net assets at end of
  period (000)            $2,496,570  $2,186,329  $1,710,769  $1,408,371  $1,190,024

Ratio of expenses to
  average net assets (%)         .65         .68         .72         .75         .73(a)

Ratio of net investment
  income to average net
  assets (%)                    3.85        4.73        4.84        5.34        5.25(a)

Portfolio turnover (%)         22.34       34.95       32.38       34.94       24.82

--------------
  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

CONVERTIBLE SECURITIES

We may invest the Fund's assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

ILLIQUID SECURITIES

We may invest up to 15% of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

MONEY MARKET INSTRUMENTS

We may hold a certain portion of the Fund's assets in high-quality, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

CALL OPTIONS

We may write covered call options with respect to not more than 5% of the Fund's total assets.

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             TRANSFER AGENT                           CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
        9800 Fredericksburg Road                    P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            MUTUAL FUND TOUCHLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-2429

                                     Part A

                               Prospectus for the

                                  Income Fund

                               is included herein

                                USAA INCOME FUND

                                   PROSPECTUS

                                DECEMBER 1, 1998

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What is the Fund's Investment Objective and Main Strategy?......  2
Main Risks of Investing in This Fund............................  2
Is This Fund for You?...........................................  3
Could the Value of Your Investment in This Fund Fluctuate?......  3
Fees and Expenses...............................................  4
Fund Investments................................................  5
Fund Management.................................................  8
Using Mutual Funds in an Investment Program.....................  9
How to Invest................................................... 10
Important Information About Purchases and Redemptions........... 13
Exchanges....................................................... 14
Shareholder Information......................................... 15
Financial Highlights............................................ 18
Appendix A...................................................... 19
Appendix B...................................................... 22

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is maximum current income without undue risk to principal. We will attempt to achieve the Fund's objective by investing primarily in income producing securities.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 5 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risks of investing in this Fund are interest rate risk, credit risk, and market risk.

* INTEREST RATE RISK involves the possibility that the value of the Fund's investments will decline because of an increase in interest rates.

    IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

    IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

* CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

* MARKET RISK involves the possibility that the Fund's investments in equity securities will decline because of falls in the stock market, reducing the value of individual company's stocks regardless of the success or failure of an individual company's operations.

An additional risk of the Fund described later in the Prospectus is the risk of investing in real estate investment trusts. As with other mutual funds, losing money is an additional risk associated with investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

   * You need steady income.
   * You are willing to accept moderate risk.
   * You are looking for a long-term investment.

This Fund may not be appropriate as part of your investment portfolio if . . .

   * Your primary goal is to maximize long-term growth.
   * You are unable or reluctant to invest for a period of four years or more.
   * You need an investment that provides tax-free income.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment will likely increase or decrease. The bar chart shown below illustrates the Fund's volatility and performance from year to year over the past ten years.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

                                 TOTAL RETURN
                                 MEASURES THE
                                 PRICE CHANGE
                                  IN A SHARE
                                 ASSUMING THE
                                 REINVESTMENT
                                OF ALL DIVIDEND
                                  INCOME AND
                                 CAPITAL GAIN
                                DISTRIBUTIONS.

[BAR CHART]

                   CALENDAR             TOTAL
                     YEAR               RETURN

                     1988                9.98%
                     1989               16.30%
                     1990                7.69%
                     1991               19.38%
                     1992                8.37%
                     1993                9.94%
                     1994               -5.21%
                     1995               24.47%
                     1996                1.33%
                     1997               11.05%

        THE FUND'S TOTAL RETURN FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998, WAS _____%.

During the periods shown in the bar chart, the highest total return for a quarter was 8.99% (quarter ending June 30, 1989) and the lowest total return for a quarter was -5.83% (quarter ending March 31, 1994).

The table below shows how the Fund's average annual returns for the one-, five-, and ten-year periods and the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
 Average Annual
 Total Returns
 (for the periods ending      Past           Past          Past         Life of
 December 31, 1997)           1 Year        5 Years      10 Years        Fund
===============================================================================
  Income Fund                 11.05%         7.86%        10.03%        10.37%
-------------------------------------------------------------------------------
  Lehman Bros. Aggregate
  Bond Index*                 9.65%          7.48%         9.18%          N/A
===============================================================================

* THE LEHMAN BROS. AGGREGATE BOND INDEX IS AN UNMANAGED INDEX OF THE GOVERNMENT/CORPORATE INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX.

YIELD

All mutual funds must use the same formula to calculate yield. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 1997, was 6.40%.

                            YIELD IS THE ANNUALIZED
                            NET INCOME OF THE FUND
                              DURING A SPECIFIED
                            PERIOD AS A PERCENTAGE
                           OF THE FUND'S SHARE PRICE.

You may obtain the most current yield information for the Fund by calling 1-800-531-8777.

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price, yield, and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press 40# when asked for the Fund code.

                              [TELEPHONE GRAPHIC]
                                 TouchLINE (R)
                                1-800-531-8777
                                     PRESS
                                       1
                                     THEN
                                       1
                                     THEN
                                     4 0 #

                               NEWSPAPER SYMBOL
                                     Inco

                                 TICKER SYMBOL
                                     USAIX

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "Inco." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USAIX."

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Fund.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses during the past fiscal year ended July 31, 1998, and are calculated as a percentage of average net assets.

                                 12B-1 FEES -
                               SOME MUTUAL FUNDS
                               CHARGE THESE FEES
                                  TO PAY FOR
                                ADVERTISING AND
                                OTHER COSTS OF
                              SELLING FUND SHARES.

      Management Fees                                     .24%
      Distribution (12b-1) Fees                           None
      Other Expenses                                      .14%
                                                          ----
      Total Annual Fund Operating Expenses                .38%
                                                          ====

Example of Effect of Fund's Operating Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                     1  year.......... $   39
                     3  years.........    122
                     5  years.........    213
                    10  years.........    480

FUND INVESTMENTS

Principal Investment Strategies and Risks

   Q   What is the Fund's principal investment strategy?

   A The Fund's principal investment strategy is to invest the Fund's assets primarily in U.S. dollar-denominated securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes.

       As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments, which may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[CAUTION LIGHT]
INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of bonds fall and when interest rates fall, bond prices generally rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

   Q What types of securities are included in the Fund's portfolio?

   A The Fund's portfolio may consist of any of the following:

       * obligations of the U.S. Government,its agents, and instrumentalities, and repurchase agreements collateralized by such obligations;
       *  mortgage-backed securities;
       *  asset-backed securities;
       *  corporate debt securities such as notes, bonds, and commercial paper;
       * U.S. bank obligations, including certificates of deposit and banker's acceptances;
       * obligation of state and local governments and their agencies and instrumentalities;
       *  Eurodollar obligations;
       *  Yankee obligations;
       *  other debt securities;
       *  convertible securities;
       *  equity and debt securities of real estate investment trusts;
       *  common stocks; and
       *  preferred stocks.

       Further description of these securities is found  in  APPENDIX A on page
       19.

   Q What will be the quality of the debt securities included in the Fund's portfolio?

   A The debt securities included in the Fund's portfolio must be investment grade at the time of purchase. Investment-grade securities are those securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities; those rated within the four highest long-term rating categories by:

       *  Moody's Investors Services, Inc.,
       *  Standard & Poor's Ratings Group,
       *  Fitch IBCA, Inc., or

       *  Duff and Phelps;

       or, if unrated by those four agencies, we must determine that these securities are of equivalent investment quality.

       You will find a complete description of the above debt ratings in the Fund's Statement of Additional Information.

[CAUTION LIGHT]
CREDIT RISK. Credit risk is the possibility that an issuer of a fixed income instrument such as a bond or repurchase agreement will fail to make timely payments of interest or principal. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated, investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

   Q What happens if the rating of a security is downgraded below investment grade?

   A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Board of Directors.

   Q   What other risks apply to the Fund's portfolio?

       [CAUTION LIGHT]
   A MARKET RISK. Because this Fund may invest in equity securities, it can be subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

   Q   How are the decisions to buy and sell securities made?

   A We search for securities that represent value at the time given current market conditions. For fixed income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. For common stocks, value involves selecting dividend paying stocks, whose yields are sensitive to interest rate levels, when their dividend yields are close to bond yields which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 19.

FUND MANAGEMENT

The Company has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $__ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Fund pays us an annual fee. This fee was computed and paid at twenty-four one hundredths (.24%) of average net assets for the fiscal year ended July 31, 1998. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Board of Directors has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER]
JOHN W. SAUNDERS
John W. Saunders, Jr., Senior Vice President of Fixed Income Investments, has managed the Fund since October 1985. He has 29 years investment management experience and has worked for us for 28 years. Mr. Saunders earned the Chartered Financial Analyst designation in 1976 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds a BS from Portland State University, Oregon.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified portfolio. You could combine an investment in the Income Fund with investments in other mutual funds that invest in stocks of large and small companies and high-dividend stocks. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX B under asset allocation on page 22. These unique mutual funds provide a professionally-managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX B on page 22 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for each new account. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session

(generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY GRAPHIC]
* $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

* $50

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
* To open an account, send your application and check to:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78288
* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
    USAA Shareholder Account Services
    9800 Fredericksburg Road
    San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
* To open an account, bring your application and check to:
    USAA Investment Management Company
    USAA Federal Savings Bank
    10750 Robert F. McDermott Freeway
    San Antonio, TX 78288

BANK WIRE

[WIRE GRAPHIC]
* Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
    State Street Bank and Trust Company
    Boston, MA 02101
    ABA#011000028
    Attn: USAA Income Fund
    USAA Account Number: 69384998
    Shareholder(s) Name(s)_____________________________________________
    Shareholder(s) Mutual Fund Account Number__________________________

ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]
* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448

[TELEPHONE GRAPHIC]
* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

REDEMPTION OF SHARES

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
* Send your written instructions to:
    USAA Shareholder Account Services
    9800 Fredericksburg Road
    San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
* Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the Investor's Guide to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the Investor's Guide, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Company Rights

The Company reserves the right to:

* reject purchase or exchange orders when in the best interest of the Company;

* limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

* redeem an account with less than 10 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After the exchange order is received, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 13.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

                                 NAV PER SHARE
                                     EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                   DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a securities exchange are valued at the last sales price on that exchange. If no sale is reported, the average of the bid and asked prices is generally used.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

The Fund pays net investment income monthly based on the projection of its annual net investment income. Therefore, the amount of each monthly distribution may be different from the actual net investment income. The purpose of this distribution procedure is to attempt to provide you with an even monthly distribution payment. If the total distributions in a year exceed net investment income for the Fund's current year, a portion of your distributions could be a return of capital for federal income tax purposes and thereby reduce your cost basis in the Fund's shares. If you receive distributions in additional Fund shares rather than cash, the capital returned would be automatically reinvested, and your total cost basis in the Fund would remain the same. Any net capital gain distribution usually occurs within 45 days of the July 31 fiscal year end, which would be somewhere around the middle of September. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your tax adviser about the status of distributions from the Fund in your own state and locality.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These distributions may be taxable at different rates depending on the length of time the Fund held the applicable investment.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number,
*   underreports dividend or interest income, or
*   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five-year period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                        Ten-Month
                                                                       Period Ended
                                        Year Ended July 31,              July 31,
                         ------------------------------------------------------------
                               1998        1997        1996      1995       1994
                         ------------------------------------------------------------
Net asset value at
  beginning of period    $    12.54   $    11.97   $    12.11  $    11.67  $    13.28
Net investment income           .85          .83          .83         .84         .72
Net realized and
  unrealized gain (loss)        .33          .57         (.13)        .45       (1.30)
Distributions from net
  investment income            (.84)        (.83)        (.84)       (.85)       (.78)
Distributions of realized
  capital gains                 -            -            -           -          (.25)
                         ------------------------------------------------------------
Net asset value at
  end of period          $    12.88   $    12.54   $    11.97  $    12.11  $    11.67
                         ============================================================
Total return (%)*              9.72        12.15         5.78       11.64       (4.52)
Net assets at end of
  period (000)           $1,751,574   $1,662,981   $1,737,306  $1,755,171  $1,718,934
Ratio of expenses to
  average net assets (%)        .38          .39          .40         .41         .41(a)
Ratio of net investment
  income to average net
  assets (%)                   6.62         6.76         6.64        7.27        6.98(a)
Portfolio turnover (%)        47.35(b)     57.50(b)     81.26(b)    30.86(b)    25.36(b)

-----------------
* Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) At times, the Fund has simultaneously purchased and sold the same securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been:

                                                                        Ten-Month
                                                                       Period Ended
                                        Year Ended July 31,              July 31,
                         ------------------------------------------------------------
                               1998        1997        1996      1995       1994
                         ------------------------------------------------------------

Portfolio turnover (%)        42.11        22.07        44.69        9.09       16.79
Purchases and sales of this type are as follows:
Purchases (000)          $   88,811   $  593,587  $   648,396  $  360,943  $  155,322
Sales (000)              $   88,915   $  594,283  $   649,193  $  361,366  $  155,497

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

PUT BONDS

We may invest the Fund's assets in securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

REPURCHASE AGREEMENTS

We may invest the Fund's assets in repurchase agreements which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

VARIABLE RATE SECURITIES

We may invest the Fund's assets in securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* The value of variable rate securities is less affected than fixed-coupon securities by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED SECURITIES

We may invest the Fund's assets in new issues of debt securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

*   The Fund does not earn interest on the securities until settlement, and the
    market  value  of  the  securities  may  fluctuate   between  purchase  and
    settlement.

*   Such securities can be sold before settlement date.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

We may invest the Fund's assets in mortgage-backed and asset-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Mortgage-backed  securities also include  collateralized  mortgage  obligations
(CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect the Fund's return on these investments. CMOs may also be less marketable than other securities.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. They may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

EURODOLLAR AND YANKEE OBLIGATIONS

We may invest a portion of the Fund's assets in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee). In addition, we may invest a portion of the Fund's assets in Eurodollar and Yankee obligations of investment-grade emerging market countries.

MASTER DEMAND NOTES

We may invest the Fund's assets in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

CONVERTIBLE SECURITIES

We may invest the Fund's assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

ILLIQUID SECURITIES

We may invest up to 15% of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

REAL ESTATE INVESTMENT TRUSTS (REITs)

We may invest the Fund's assets in REITs which may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

                                   APPENDIX B

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                                     NOTES

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             TRANSFER AGENT                           CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
        9800 Fredericksburg Road                    P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            MUTUAL FUND TOUCHLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-2429

                                     Part A

                               Prospectus for the

                              Short-Term Bond Fund

                               is included herein

                                USAA SHORT-TERM
                                   BOND FUND

                                   PROSPECTUS

                                DECEMBER 1, 1998

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What is the Fund's Investment Objective and Main Strategy? ...  2
Main Risks of Investing in This Fund .........................  2
Is This Fund for You? ........................................  3
Could the Value of Your Investment in This Fund Fluctuate? ...  3
Fees and Expenses ............................................  4
Fund Investments .............................................  6
Fund Management ..............................................  9
Using Mutual Funds in an Investment Program ..................  9
How to Invest ................................................ 10
Important Information About Purchases and Redemptions ........ 14
Exchanges .................................................... 15
Shareholder Information ...................................... 15
Financial Highlights ......................................... 18
Appendix A ................................................... 19
Appendix B ................................................... 22

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is high current income consistent with preservation of principal. We will attempt to achieve the Fund's objective by investing the Fund's assets primarily in a broad range of investment-grade debt securities. We will maintain a dollar-weighted average portfolio maturity of three years or less.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 6 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risks of investing in this Fund are credit risk and interest rate risk.

* CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

* INTEREST RATE RISK involves the possibility that the value of the Fund's investments will decline because of an increase in interest rates.

    IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

    IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

    The Fund is also subject to prepayment risk and risks of investing in real estate investment trusts, which are discussed later in the Prospectus. As with other mutual funds, losing money is an additional risk associated with investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

   *  You are looking for current income.
   *  You are looking for an investment that is low risk.
   *  You are looking for a short-term investment.

This Fund may not be appropriate as part of your investment portfolio if . . .

   *  Your primary goal is to maximize long-term growth.
   *  You need a high total return to achieve your goals.
   *  You need an investment that provides tax-free income.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment will likely increase or decrease. The bar chart shown below illustrates the Fund's volatility and performance from year to year over the life of the Fund.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

                                 TOTAL RETURN
                                 MEASURES THE
                                 PRICE CHANGE
                                  IN A SHARE
                                 ASSUMING THE
                                 REINVESTMENT
                                OF ALL DIVIDEND
                                  INCOME AND
                                 CAPITAL GAIN
                                 DISTRIBUTIONS.

[BAR CHART]
      CALENDAR      TOTAL
        YEAR        RETURN

        1994*         .02%
        1995        11.18%
        1996         6.31%
        1997         7.16%

    * FUND BEGAN OPERATIONS ON JUNE 1, 1993.

    THE FUND'S TOTAL RETURN FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998, WAS ____%.

During the periods shown in the bar chart, the highest total return for a quarter was 4.72% (quarter ending June 30, 1995) and the lowest total return for a quarter was -.82% (quarter ending March 31, 1994).

The table below shows how the Fund's average annual returns for the one-year period as well as the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

=====================================================================
  Average Annual Total Returns                        Since Fund's
  (for the periods ending                Past         Inception on
  December 31, 1997)                    1 Year        June 1, 1993
=====================================================================
  Short-Term Bond Fund                   7.16%            5.94%
---------------------------------------------------------------------
  Lehman Bros. 1-3 Gov't Corp Index*     6.66%            5.66%
=====================================================================
* THE LEHMAN BROS. 1-3 YEAR GOVERNMENT/CORPORATE INDEX IS AN UNMANAGED INDEX OF ALL THE GOVERNMENT, AGENCY, AND CORPORATE BONDS LONGER THAN ONE YEAR AND LESS THAN THREE YEARS.

YIELD

                                 YIELD IS THE
                                ANNUALIZED NET
                                 INCOME OF THE
                                 FUND DURING A
                               SPECIFIED PERIOD
                                AS A PERCENTAGE
                                 OF THE FUND'S
                                 SHARE PRICE.

All mutual funds must use the same formulas to calculate yield. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 1997, was 6.14%.

You may obtain the most current yield information for the Fund by calling 1-800-531-8777.

                              [TELEPHONE GRAPHIC]
                                 TOUCHLINE (R)
                                 1-800-531-8777
                                     PRESS
                                       1
                                      THEN
                                       1
                                   THEN 3 6 #

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price, yield, and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press 36# when asked for the Fund Code.

                                   NEWSPAPER
                                     SYMBOL
                                    ShtTBond

                                     TICKER
                                     SYMBOL
                                     USSBX

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "ShtTBond." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USSBX."

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Fund.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses before waivers during the past fiscal year ended July 31, 1998, and are calculated as a percentage of average net assets (ANA).

                                  12B-1 FEES -
                                  SOME MUTUAL
                                  FUNDS CHARGE
                                   THESE FEES
                                   TO PAY FOR
                                  ADVERTISING
                                   AND OTHER
                                COSTS OF SELLING
                                  FUND SHARES.

          Management Fees                        .24%
          Distribution (12b-1) Fees              None
          Other Expenses                         .32%
                                                 ----
          Total Annual Fund Operating Expenses*  .56%
                                                 ====
--------------
     * During the year, we voluntarily limited the Total Annual Fund Operating Expenses to .50% as follows:

              Total Annual Fund Operating Expenses     .56%
              Reimbursement from USAA Investment
                Management Company                    (.06%)
                                                       ----
              Actual Fund Operating Expenses
                After Reimbursement                    .50%
                                                       ====

       We have voluntarily agreed to limit the Fund's annual expenses to .50% of its ANA and will reimburse the Fund for all expenses in excess of that amount until December 1, 1999.

Example of Effect of Fund's Operating Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                     1 year.............. $  57
                     3 years.............   179
                     5 years.............   313
                    10 years.............   701

FUND INVESTMENTS

Principal Investment Strategies and Risks

  Q  What is the Fund's principal investment strategy?

                                    DOLLAR-
                                   WEIGHTED
                                    AVERAGE
                                   PORTFOLIO
                                  MATURITY IS
                                  OBTAINED BY
                                  MULTIPLYING
                                  THE DOLLAR
                                 VALUE OF EACH
                                  INVESTMENT
                                 BY THE NUMBER
                                OF DAYS LEFT TO
                                 ITS MATURITY,
                                  THEN ADDING
                                 THOSE FIGURES
                                 TOGETHER AND
                                 DIVIDING THE
                                 TOTAL BY THE
                                 DOLLAR VALUE
                                 OF THE FUND'S
                                  PORTFOLIO.

  A The Fund's principal investment strategy is to invest the Fund's assets primarily in U.S. dollar-denominated investment-grade debt securities. These debt securities must be investment grade at the time of purchase. We will maintain a dollar-weighted average portfolio maturity of three years or less.

  Q  What types of debt securities are included in the Fund's portfolio?

  A  The Fund's portfolio may consist of any of the following:

     * obligations of the U.S. Government, its agents, and instrumentalities, and repurchase agreements collateralized by such obligations;
     * mortgage-backed securities;
     * asset-backed securities;
     * corporate debt securities such as notes, bonds, and commercial paper;
     * debt securities of real estate investment trusts (REITs);
     * U.S. bank or foreign bank obligations, including certificates of deposit and banker's acceptances;
     * obligations of state and local governments and their agencies and instrumentalities;
     * Eurodollar obligations;
     * Yankee obligations; and
     * other debt securities.

     Further description of these securities is found in APPENDIX A on page 19.

  Q  What are considered investment-grade securities?

  A Investment-grade securities include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities, as well as securities rated within the categories listed by the following rating agencies:

    ===========================================================================
                             LONG-TERM             SHORT-TERM
    RATING AGENCY          DEBT SECURITIES       DEBT SECURITIES
    ===========================================================================
    Moody's Investors                            At least Prime-3
       Services, Inc.      At least Baa          or MIG 4/VMIG 4
    ---------------------------------------------------------------------------
    Standard & Poor's                            At least A-3
       Ratings Group       At least BBB          or SP-2
    ---------------------------------------------------------------------------

    Fitch IBCA, Inc.       At least BBB          At least F-3

    ---------------------------------------------------------------------------
    Duff and Phelps        At least BBB          At least D-3
    ===========================================================================

     or if unrated by those four agencies, we must determine that these securities are of equivalent investment quality.

     You will find a complete description of the above debt ratings in the Fund's Statement of Additional Information.

  Q What happens if the rating of a security is downgraded below investment grade?

  A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Board of Directors.

[CAUTION LIGHT]
CREDIT RISK. The bonds in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income instrument such as a bond or repurchase agreement will fail to make timely payments of interest or principal. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated, investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

[CAUTION LIGHT]
INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline due to rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of bonds fall and when interest rates fall, bond prices generally rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

[CAUTION LIGHT]
PREPAYMENT RISK. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

[CAUTION LIGHT]
REITS. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

  Q  How are the decisions to buy and sell securities made?

  A We search for securities that represent value at the time given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features) and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 19.

FUND MANAGEMENT

The Company has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $__ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Fund pays us an annual fee. The fee is computed at twenty-four one hundredths of one percent (.24%) of average net assets. The fee we received for the fiscal year ended July 31, 1998, after reimbursements we made to the Fund, was equal to .18% of average net assets. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Portfolio Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER]
PAUL H. LUNDMARK
Paul H. Lundmark, Assistant Vice President of Fixed Income Investments, has managed the Fund since its inception in June 1993. Mr. Lundmark has 12 years investment management experience and has worked for us for six years. He earned the Chartered Financial Analyst designation in 1989 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA and BSB from the University of Minnesota.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified portfolio. You could combine an investment in the Short-Term Bond Fund with investments in other mutual funds that invest in stocks of large and small companies and high-dividend stocks. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX B under asset allocation on page 22. These unique mutual funds provide a professionally-managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX B on page 22 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for each new account. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY GRAPHIC]
* $3,000. [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

*   $50

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
*   To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288

* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
*   To open an account, bring your application and check to:
       USAA Investment Management Company
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288


BANK WIRE

[WIRE GRAPHIC]
* Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn: USAA Short-Term Bond Fund
       USAA Account Number: 69384998
       Shareholder(s) Name(s) _________________________________________
       Shareholder(s) Mutual Fund Account Number ______________________

ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]
* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448

[TELEPHONE GRAPHIC]
* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.


Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.


In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
*   Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
*   Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

CHECKWRITING

[CHECKBOOK GRAPHIC]
* Return a signed signature card, which accompanies your application, or request a signature card separately and return to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. Any checks written for less than $250 will be returned. You will not be charged for the use of checks or any subsequent reorders. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account. Remember, writing a check results in a taxable event and is therefore reportable for federal tax purposes.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Company Rights

The Company reserves the right to:

* reject purchase or exchange orders when in the best interest of the Company;

* limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

*   redeem an account with less than 10 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After the exchange order is received, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 13.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a securities exchange are valued at the last sales price on that exchange. If no sale is reported, the average of the bid and asked prices is generally used.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

Net investment income is accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Any net capital gain distribution usually occurs within 45 days of the July 31 fiscal year end, which would be somewhere around the middle of September. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distribution paid by the Fund will reduce the NAV per share by the amount of the distribution. These dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your tax adviser about the status of distributions from the Fund in your own state and locality.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These distributions may be taxable at different rates depending on the length of time the Fund held the applicable investment.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number,
*   underreports dividend or interest income, or
*   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five-year period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                     Ten-Month
                                                                   Period Ended
                                  Year Ended July 31,                July 31,
                      ---------------------------------------------------------
                        1998       1997        1996       1995         1994
                      ---------------------------------------------------------
Net asset value at
  beginning of period $  10.03   $   9.79    $   9.87    $  9.74     $ 10.08
Net investment income      .62        .61         .62        .61         .37
Net realized and
  unrealized gain (loss)  (.04)       .25        (.08)       .13        (.33)
Distributions from net
  investment income       (.62)      (.61)       (.62)      (.61)       (.37)
Distributions of realized
   capital gains           --        (.01)        --         --         (.01)
                      ---------------------------------------------------------
Net asset value at
  end of period       $   9.99   $  10.03    $   9.79    $  9.87     $  9.74
                      =========================================================
Total return (%)*         5.91       8.97        5.62       7.90         .39
Net assets at end of
  period (000)        $181,171   $133,746    $101,032    $76,190     $48,228

Ratio of expenses to
  average net assets (%)   .50        .50         .50        .50         .50(a)

Ratio of expenses
  to average net
  assets excluding
  reimbursements (%)       .56        .61         .66        .74         .87(a)

Ratio of net investment
  income to average net
  assets (%)              6.16       6.14        6.29       6.34        4.51(a)

Portfolio turnover (%)   48.24      27.85       66.81     103.02      142.08
--------------
  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

PUT BONDS

We may invest the Fund's assets in securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

VARIABLE RATE SECURITIES

We may invest the Fund's assets in securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.
* The value of variable rate securities is less affected than fixed-coupon securities by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.
* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED SECURITIES

We may invest the Fund's assets in new issues of debt securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.
* The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.
*   Such securities can be sold before settlement date.

REPURCHASE AGREEMENTS

We may invest the Fund's assets in repurchase agreements which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

MUNICIPAL LEASE OBLIGATIONS

We may invest the Funds assets in a variety of instruments referred to as municipal lease obligations, including:

*   Leases,
*   Installment purchase contracts, and
*   Certificates of participation in such leases and contracts.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

We may invest the Fund's assets in mortgage-backed and asset-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Mortgage-backed  securities also include  collateralized  mortgage  obligations
(CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect the Fund's return on these investments. CMOs may also be less marketable than other securities.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. They may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

EURODOLLAR AND YANKEE OBLIGATIONS

We may invest a portion of the Fund's assets in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee). In addition, we may invest a portion of the Fund's assets in Eurodollar and Yankee obligations of investment-grade emerging market countries.

MASTER DEMAND NOTES

We may invest the Fund's assets in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

ILLIQUID SECURITIES

We may invest up to 15% of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                                     NOTES

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


                INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             TRANSFER AGENT                           CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
        9800 Fredericksburg Road                    P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            MUTUAL FUND TOUCHLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-2429

                                     Part A

                               Prospectus for the

                               Money Market Fund

                               is included herein

                             USAA MONEY MARKET FUND

                                   PROSPECTUS

                                DECEMBER 1, 1998

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                     TABLE OF CONTENTS

What is the Fund's Investment Objective and Main Strategy? ..  2
Main Risks of Investing in This Fund ........................  2
Is This Fund for You? .......................................  3
Could the Value of Your Investment in This Fund Fluctuate? ..  3
Fees and Expenses ...........................................  5
Fund Investments ............................................  6
Fund Management .............................................  8
Using Mutual Funds in an Investment Program .................  9
How to Invest ............................................... 10
Important Information About Purchases and Redemptions ....... 14
Exchanges ................................................... 15
Shareholder Information ..................................... 15
Financial Highlights ........................................ 18
Appendix A .................................................. 19
Appendix B .................................................. 22

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is the highest income consistent with preservation of capital and the maintenance of liquidity. We will attempt to achieve the Fund's objective by investing the Fund's assets in high-quality, U.S. dollar-denominated short-term debt instruments that present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 6 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risks of investing in this Fund are interest rate risk and credit risk.

* INTEREST RATE RISK involves the possibility that the value of the Fund's investments will decline because of an increase in interest rates.

    IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

    IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

* Credit risk involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain amount, the Federal Deposit Insurance Corporation (FDIC) will insure that the bank meets its obligations.

The Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund's per share net asset value
(NAV). The Fund always seeks to maintain a constant NAV of $1 per share.

Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account will grow over time.

Unlike a savings account, however, an investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

*   You need your money back within a short period.
*   You need to preserve principal.
*   You want a low-risk investment.
*   You would like checkwriting privileges on the account.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

*   You need a high total return to achieve your goals.
*   You need an investment that provides tax-free income.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. We manage the Fund with strict SEC guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share. The value of your investment typically will grow through reinvested dividends. The bar chart shown on the next page illustrates the Fund's volatility and performance from year to year over the past ten years.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

                                 TOTAL RETURN
                                 MEASURES THE
                                 PRICE CHANGE
                                  IN A SHARE
                                 ASSUMING THE
                                 REINVESTMENT
                                OF ALL DIVIDEND
                                  INCOME AND
                                 CAPITAL GAIN
                                 DISTRIBUTIONS.

[BAR CHART]
    CALENDAR         TOTAL
      YEAR           RETURN

      1988           7.25%
      1989           8.93%
      1990           7.97%
      1991           6.07%
      1992           3.80%
      1993           3.01%
      1994           4.05%
      1995           5.80%
      1996           5.24%
      1997           5.40%

      THE FUND'S TOTAL RETURN FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998, WAS _____%.

During the periods shown in the bar chart, the highest total return for a quarter was 2.31% (quarter ending June 30, 1989) and the lowest total return for a quarter was .73% (quarter ending December 31, 1993).

YIELD

                                 YIELD IS THE
                                ANNUALIZED NET
                                 INCOME OF THE
                                 FUND DURING A
                               SPECIFIED PERIOD
                                AS A PERCENTAGE
                                 OF THE FUND'S
                                 SHARE PRICE.

                                EFFECTIVE YIELD
                                 IS CALCULATED
                                  SIMILAR TO
                                  THE YIELD,
                                 HOWEVER, WHEN
                                  ANNUALIZED,
                                  THE INCOME
                                   EARNED IS
                                 ASSUMED TO BE
                                  REINVESTED.

All mutual funds must use the same formulas to calculate yield and effective yield. The Fund typically advertises performance in terms of a 7-day yield and effective yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 1997, was 5.55%.

You may obtain the most current yield information for the Fund by calling 1-800-531-8777.

                              [TELEPHONE GRAPHIC]
                                 TOUCHLINE (R)
                                 1-800-531-8777
                                     PRESS
                                       1
                                      THEN
                                       1
                                   THEN 4 2 #

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. Remember, historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price, yield, and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press 42# when asked for the Fund Code.

                                     TICKER
                                     SYMBOL
                                     USAXX

If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USAXX."

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Fund.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses before waivers during the past fiscal year ended July 31, 1998, and are calculated as a percentage of average net assets (ANA).

                                  12B-1 FEES -
                                  SOME MUTUAL
                                  FUNDS CHARGE
                                   THESE FEES
                                   TO PAY FOR
                                  ADVERTISING
                                   AND OTHER
                                COSTS OF SELLING
                                  FUND SHARES.

          Management Fees                       .24%
          Distribution (12b-1) Fees             None
          Other Expenses                        .24%
                                                ----
          Total Annual Fund Operating Expenses* .48%
                                                ====
--------------

  * During the year, we voluntarily limited the Total Annual Fund Operating Expenses to .45% as follows:

              Total Annual Fund Operating Expenses     .48%
              Reimbursement from USAA Investment
                Management Company                    (.03%)
                                                       ----
              Actual Fund Operating Expenses
                After Reimbursement                    .45%
                                                       ====

     We have voluntarily agreed to limit the Fund's annual expenses to .45% of its ANA and will reimburse the Fund for all expenses in excess of that amount until December 1, 1999.

Example of Effect of the Fund's Operating Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                     1 year ............. $ 49
                     3 years ............. 154
                     5 years ............. 269
                    10 years ............. 604

FUND INVESTMENTS

Principal Investment Strategies and Risks

  Q  What is the Fund's principal investment strategy?

  A The Fund's principal investment strategy is to invest the Fund's assets in high-quality, U.S. dollar-denominated debt securities of domestic and foreign issuers which have been determined to present minimal credit risk.

  Q What types of money market instruments will the Fund's assets be invested in?

  A  The Fund's portfolio may include the following:

     * obligations of the U.S. Government, its agents, and instrumentalities, and repurchase agreements collateralized by such obligations;
     * short-term   corporate  debt  obligations  such  as  notes,  bonds,  and commercial paper;
     * U.S. bank or foreign bank obligations, including certificates of deposit, banker's acceptances, and time deposits;
     * obligations of state and local governments and their agencies and instrumentalities;
     * municipal lease obligations;
     * mortgage-backed securities;
     * asset-backed securities;
     * master demand notes;
     * Eurodollar obligations;

     * Yankee obligations; and
     * other short-term debt securities.

     Further description of these securities is found in APPENDIX A on page 19.

  Q  Are there any limits on how much we can invest in one issuer?

  A Yes. The SEC has set certain diversification requirements for money market funds. Generally, these requirements limit a money market fund's investments in securities of any issuer to no more than 5% of the fund's assets. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not counted toward these limitations.

  Q  What is the credit quality of the Fund's investments?

  A The Fund's investments consist of high-quality securities that qualify as "first-tier" securities under the SEC rules that apply to money market funds. In general, a first-tier security is defined as a security that is:

     * issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;
     * rated or subject to a guarantee that is rated in the highest category for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;
     * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term obligations so rated; or
     * unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk.

  Q  Who are the Nationally Recognized Statistical Rating Organizations?

  A  Current NRSROs include:

     * Moody's Investors Service, Inc.;
     * Standard & Poor's Ratings Group;
     * Fitch IBCA, Inc.;
     * Duff & Phelps Inc.; and
     * Thompson BankWatch, Inc.

  Q  What happens if the rating of a security is downgraded?

  A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

  Q  Will the Fund always maintain a net asset value of $1 per share?

  A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. Government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in the highest category for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts have determined that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less.

                                    DOLLAR-
                                   WEIGHTED
                                    AVERAGE
                                   PORTFOLIO
                                  MATURITY IS
                                  OBTAINED BY
                                  MULTIPLYING
                                  THE DOLLAR
                                 VALUE OF EACH
                                  INVESTMENT
                                 BY THE NUMBER
                                OF DAYS LEFT TO
                                 ITS MATURITY,
                                  THEN ADDING
                                 THOSE FIGURES
                                 TOGETHER AND
                                 DIVIDING THE
                                 TOTAL BY THE
                                 DOLLAR VALUE
                                 OF THE FUND'S
                                  PORTFOLIO.

  Q  How are the decisions to buy and sell securities made?

  A We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 19.

FUND MANAGEMENT

The Company has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $__ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Fund pays us an annual fee. The fee is computed at twenty-four one hundredths of one percent (.24%) of average net assets. The fee we received for the fiscal year ended July 31, 1998, after reimbursements we made to the Fund, was equal to .21% of average net assets. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Portfolio Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER]
PAMELA K. BLEDSOE
Pamela K. Bledsoe, Assistant Vice President of Money Market Funds, has managed the Fund since May 1996. Ms. Bledsoe has ten years investment management experience and has worked for us for seven years. She earned the Chartered Financial Analyst designation in 1992 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. She holds an MBA from Texas Christian University and a BS from Louisiana Tech University.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified portfolio. You could combine an investment in the Money Market Fund with investments in other mutual funds that invest in stocks of large and small companies and high-dividend stocks. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX B under asset allocation on page 22. These unique mutual funds provide a professionally-managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX B on page 22 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for each new account. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY  GRAPHIC]
* $3,000. [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

* $50 (Except transfers from brokerage accounts, which are exempt from the minimum).

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
*   To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288
* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
*   To open an account, bring your application and check to:
       USAA Investment Management Company
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

BANK WIRE

[WIRE GRAPHIC]
* Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn: USAA Money Market Fund
       USAA Account Number: 69384998
       Shareholder(s) Name(s)_______________________________________
       Shareholder(s) Mutual Fund Account Number____________________

ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]
* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448

[TELEPHONE GRAPHIC]
* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
*   Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
*   Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

CHECKWRITING

[CHECKBOOK GRAPHIC]
* Return a signed signature card, which accompanies your application, or request a signature card separately and return to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. Checks written for less than $250 will be returned unpaid. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Company Rights

The Company reserves the right to:

* reject purchase or exchange orders when in the best interest of the Company;

* limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

*   redeem an account with less than 500 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After the exchange order is received, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 13.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time. Securities are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

Net investment income is accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your tax adviser about the status of distributions from the Fund in your own state and locality.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These distributions may be taxable at different rates depending on the length of time the Fund held the applicable investment.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number,
*   underreports dividend or interest income, or
*   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five-year period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                         Ten-Month
                                                                       Period Ended
                                       Year Ended July 31,                July 31,
                         -------------------------------------------------------------
                            1998        1997        1996        1995        1994
                         -------------------------------------------------------------
Net asset value at
  beginning of period    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
Net investment income           .05         .05         .05         .05         .03
Distributions from net
  investment income            (.05)       (.05)       (.05)       (.05)       (.03)
                         -------------------------------------------------------------
Net asset value at
  end of period          $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                         =============================================================
Total return (%)*              5.45        5.28        5.41        5.49        2.74

Net assets at end of
  period (000)           $2,491,473  $2,161,691  $1,828,749  $1,540,055  $1,006,020

Ratio of expenses to
  average net assets (%)        .45         .45         .45         .45         .46(a)

Ratio of expenses
  to average net
  assets excluding
  reimbursements (%)            .48         .49         .51         .46         -

Ratio of net investment
  income to average net
  assets (%)                   5.32        5.16        5.27        5.44        3.28(a)

--------------
  * Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

PUT BONDS

We may invest the Fund's assets in securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

VARIABLE RATE SECURITIES

We may invest the Fund's assets in securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* The value of variable rate securities is less affected than fixed-coupon securities by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED SECURITIES

We may invest the Fund's assets in new issues of debt securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

*   The Fund does not earn interest on the securities until settlement, and the
    market  value  of  the  securities  may  fluctuate   between  purchase  and
    settlement.

*   Such securities can be sold before settlement date.

REPURCHASE AGREEMENTS

We may invest the Fund's assets in repurchase agreements which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

MUNICIPAL LEASE OBLIGATIONS

We may invest the Fund's assets in a variety of instruments commonly referred to as municipal lease obligations, including:

*   Leases,
*   Installment purchase contracts, and
*   Certificates of participation in such leases and contracts.

EURODOLLAR AND YANKEE OBLIGATIONS

We may invest a portion of the Fund's assets in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee). In addition, we may invest a portion of the Fund's assets in Eurodollar and Yankee obligations of investment-grade emerging market countries.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

We may invest the Fund's assets in mortgage-backed and asset-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. They may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

MASTER DEMAND NOTES

We may invest the Fund's assets in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Board of Directors or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

ILLIQUID SECURITIES

We may invest up to 10% of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                                     NOTES

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             TRANSFER AGENT                           CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
        9800 Fredericksburg Road                    P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            MUTUAL FUND TOUCHLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-2429

                                     Part A

                               Prospectus for the

                           Science & Technology Fund

                               is included herein

                                 USAA SCIENCE &
                                TECHNOLOGY FUND

                                   PROSPECTUS

                                DECEMBER 1, 1998

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                    TABLE OF CONTENTS

What is the Fund's Investment Objective and Main Strategy? ..  2
Main Risks of Investing in This Fund ........................  2
Is This Fund for You? .......................................  3
Could the Value of Your Investment in This Fund Fluctuate? ..  3
Fees and Expenses ...........................................  4
Fund Investments ............................................  5
Fund Management .............................................  7
Using Mutual Funds in an Investment Program .................  8
How to Invest................................................  9
Important Information About Purchases and Redemptions ....... 12
Exchanges.................................................... 13
Shareholder Information...................................... 14
Financial Highlights......................................... 17
Appendix A .................................................. 18
Appendix B .................................................. 19

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is long-term capital appreciation. We will attempt to achieve the Fund's objective by investing the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 5 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risks of investing in this Fund are market risk and industry risk.

* MARKET RISK involves the possibility that the Fund's investments in equity securities will decline because of falls in the stock market, reducing the value of individual company's stocks, regardless of the success or failure of an individual company's operations.

* INDUSTRY RISK involves the possibility that the Fund's investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies.

An additional risk of the Fund described later in the Prospectus is the risk of foreign investing. As with other mutual funds, losing money is an additional risk associated with investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

*   You are looking for significant growth.
*   You are willing to accept very high risk.
*   You are looking for a long-term investment.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

*   You need steady income.
*   You are unwilling to take greater risk for long-term goals.
*   You are unable or reluctant to invest for a period of seven years or more.
*   You need an investment that provides tax-free income.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Fund will likely increase or decrease with the changing market of the Fund's portfolio. The Fund's portfolio consists of companies whose value is highly dependent on scientific and technological developments. Many of the products and services of these companies are subject to short life cycles and competitive pressures. Therefore, the market value of the Fund's portfolio and the Fund's price per share are likely to fluctuate significantly. The table below shows how the Fund's cumulative total return since inception compared to that of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

                                  TOTAL RETURN
                                  MEASURES THE
                                  PRICE CHANGE
                                   IN A SHARE
                                  ASSUMING THE
                                  REINVESTMENT
                                OF ALL DIVIDEND
                                   INCOME AND
                                  CAPITAL GAIN
                                 DISTRIBUTIONS.

===================================================================
  Cumulative Total Returns
  (for the period ending                    Since Fund's Inception
  December 31, 1997)                           on August 1, 1997
===================================================================
  Science & Technology Fund                         (9.30%)
-------------------------------------------------------------------
  S&P 500 Index*                                     2.43%
===================================================================
*   THE  S&P  500  INDEX  IS  A  BROAD-BASED  COMPOSITE  UNMANAGED  INDEX  THAT
    REPRESENTS  THE  AVERAGE   PERFORMANCE  OF  A  GROUP  OF  500  WIDELY-HELD,
    PUBLICLY-TRADED STOCKS.

Since the Fund's inception, the highest total return for a quarter was 17.50% (quarter ending March 31, 1998) and the lowest total return for a quarter was -7.45% (quarter ending December 31, 1997). The Fund's total return for the nine-month period ended September 30, 1998, was ____%.

                              [TELEPHONE GRAPHIC]
                                 TOUCHLINE (R)
                                 1-800-531-8777
                                     PRESS
                                       1
                                      THEN
                                       1
                                   THEN 3 1 #

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 31# when asked for the Fund Code.

                                   NEWSPAPER
                                     SYMBOL
                                    SciTech

                                     TICKER
                                     SYMBOL
                                     USSCX

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "SciTech." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USSCX."

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Fund.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses during the past fiscal year ended July 31, 1998, and are calculated as a percentage of average net assets.

                                  12B-1 FEES -
                                  SOME MUTUAL
                                  FUNDS CHARGE
                                   THESE FEES
                                   TO PAY FOR
                                  ADVERTISING
                                   AND OTHER
                                COSTS OF SELLING
                                  FUND SHARES.

         Management Fees                              .75%
         Distribution (12b-1) Fees                    None
         Other Expenses                               .67%
                                                     -----
         Total Annual Fund Operating Expenses        1.42%
                                                     =====

Example of Effect of Fund's Operating Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                   1 year........... $  145
                   3 years..........    449
                   5 years..........    776
                  10 years..........  1,702

FUND INVESTMENTS

Principal Investment Strategies and Risks

  Q  What is the Fund's principal investment strategy?

  A The Fund's principal investment strategy is to invest at least 80% of the Fund's net assets in equity securities of companies that we expect will benefit from the development and use of scientific and technological advances and improvements. We use the term "equity securities" to include common stocks, preferred stocks, securities convertible into common stocks, and securities which carry the right to buy common stocks.

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments, which may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     We generally will not trade the Fund's assets in securities for short-term profits; however, if circumstances warrant, we may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year depending on market conditions, and is not expected to exceed 150%. A high turnover rate increases transaction costs and may increase taxable capital gains; therefore, we will carefully weigh the anticipated benefits of trading.

[CAUTION LIGHT}
MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

  Q  May the Fund's assets be invested in foreign securities?

  A Yes. While most of the Fund's assets will be invested in U.S. securities, we may also invest the Fund's assets in foreign securities purchased in either foreign or U.S. markets when they are in line with the Fund's investment objective.

[CAUTION LIGHT}
FOREIGN INVESTING. Investing in foreign securities, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political instability; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

                                 ADR - FOREIGN
                                 SHARES HELD BY
                                  A U.S. BANK
                                  WHICH ISSUES
                                   A RECEIPT
                                   EVIDENCING
                                   OWNERSHIP.
                                 DIVIDENDS ARE
                                  PAID IN U.S.
                                    DOLLARS.

                                 GDR - FOREIGN
                                 SHARES HELD BY
                                   A U.S. OR
                                 FOREIGN BANK
                                 WHICH ISSUES
                                   A RECEIPT
                                   EVIDENCING
                                   OWNERSHIP.
                                 DIVIDENDS ARE
                                  PAID IN U.S.
                                    DOLLARS.


  Q  In what industries will the Fund's assets be invested?

  A We will invest at least 80% of the Fund's net assets in industries such as, but not limited to, biotechnology, computer hardware, software and services, communication and telecommunication equipment and services, electronics, health care, drugs, medical products and supplies, specialized health care services, aerospace and defense, and other industries we believe may benefit directly or indirectly from research and development in the science and technology fields. We may invest the Fund's remaining assets in any other industry.

[CAUTION LIGHT}
INDUSTRY RISK. A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

  Q  How are the decisions to buy or sell securities made?

  A We generally invest in companies producing sales and earnings growth rates greater than those of the overall market. Investment considerations include a company's ability to exceed earnings expectations over the near or long term, valuation, cash flow, acquisitions, and other corporate actions. We employ a bottoms-up, stock-picking strategy, focusing on these factors. We monitor our positions continually and will sell a stock when we perceive our original investment thesis to no longer hold.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 18.

FUND MANAGEMENT

The Company has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $__ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Fund pays us an annual fee. This fee was computed and paid at three-fourths of one percent (.75%) of average net assets for the fiscal year ended July 31, 1998. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Board of Directors has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER]
CURT ROHRMAN
Curt Rohrman, Assistant Vice President of Equity Investments, has managed the Fund since August 1997. He has ten years investment management experience and has worked for us for three years. Prior to joining us, Mr. Rohrman worked for CS First Boston Corporation from June 1988 to March 1995. He earned the Chartered Financial Analyst designation in 1991 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from the University of Texas at Austin and a BBA from Texas Christian University.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified, common stock portfolio. You could combine an investment in the Science & Technology Fund with investments in other mutual funds that invest in value-oriented stocks and high-dividend stocks. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX B under asset allocation on page 19. These unique mutual funds provide a professionally-managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX B on page 19 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for each new account. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY  GRAPHIC]
* $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

*   $50

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
*   To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288
* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
*   To open an account, bring your application and check to:
       USAA Investment Management Company
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

BANK WIRE

[WIRE GRAPHIC]
* Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn: USAA Science & Technology Fund
       USAA Account Number: 69384998
       Shareholder(s) Name(s)_________________________________
       Shareholder(s) Mutual Fund Account Number _____________

ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]
* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448

[TELEPHONE GRAPHIC]
* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
*   Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
*   Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

IMPORTANT INFORMATION ABOUT

PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Company Rights

The Company reserves the right to:

* reject purchase or exchange orders when in the best interest of the Company;

* limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

*   redeem an account with less than 10 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After the exchange order is received, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 12.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

                                 NAV PER SHARE
                                     EQUALS
                                  TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                   DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, we determine that a particular event would materially affect the Fund's NAV, then we, under the general supervision of the Board of Directors, will use all relevant, available information to determine a fair value for the affected portfolio securities.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

The Fund pays net investment income dividends yearly. Any net capital gain distribution usually occurs within 45 days of the July 31 fiscal year end, which would be somewhere around the middle of September. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your tax adviser about the status of distributions from the Fund in your own state and locality.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These distributions may be taxable at different rates depending on the length of time the Fund held the applicable investment.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number,
*   underreports dividend or interest income, or
*   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                       Year Ended
                        July 31,
                       ----------
                          1998*
                       ----------

Net asset value at
  beginning of period   $  10.00
Net investment loss         (.07)(a)
Net realized and
  unrealized gain           1.24
                        ---------
Net asset value at
  end of period         $  11.17
                        =========
Total return (%)           11.70

Net assets at end of
  period (000)          $111,318

Ratio of expenses to
  average net assets (%)    1.42

Ratio of net investment
  loss to average net
  assets (%)                (.69)

Portfolio turnover (%)     76.31
--------------
  * Fund commenced operations August 1, 1997.
(a) Calculated using weighted average shares.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

CONVERTIBLE SECURITIES

We may invest the Fund's assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

MONEY MARKET INSTRUMENTS

We may hold a certain portion of the Fund's assets in high-quality, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

ILLIQUID SECURITIES

We may invest up to 15% of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

FORWARD CURRENCY CONTRACTS

We may hold securities denominated in foreign currencies. As a result, the value of these securities will be affected by changes in the exchange rate between the dollar and the foreign currencies. In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract is an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract. The Fund may only enter into forward currency contracts. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it desires to "lock in" the U.S. dollar price of that security.

                                   APPENDIX B

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             TRANSFER AGENT                           CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
        9800 Fredericksburg Road                    P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            MUTUAL FUND TOUCHLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-2429

                                     Part A

                               Prospectus for the

                            First Start Growth Fund

                               is included herein

                                USAA FIRST START
                                  GROWTH FUND

                                   PROSPECTUS

                                DECEMBER 1, 1998

The USAA First Start Growth Fund is designed to stimulate interest in long-term investing by young people. It is part of USAA First Start, a money management plan for young people.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What is the Fund's Investment Objective and Main Strategy?.........   2
Main Risks of Investing in This Fund...............................   2
Is This Fund for You?..............................................   2
Could the Value of Your Investment in This Fund Fluctuate?.........   3
Fees and Expenses..................................................   4
Fund Investments...................................................   5
Fund Management....................................................   7
Using Mutual Funds in an Investment Program........................   8
How to Invest......................................................   9
Important Information About Purchases and Redemptions..............  12
Exchanges..........................................................  13
Shareholder Information............................................  14
Financial Highlights...............................................  17
Appendix A.........................................................  18
Appendix B.........................................................  19

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is long-term capital appreciation. We attempt to achieve this objective by investing in equity securities of companies that provide goods or services that we believe are familiar to young people.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 5 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risk of investing in this Fund is market risk.

* MARKET RISK involves the possibility that the Fund's investments in equity securities will decline because of falls in the stock market, reducing the value of individual company's stocks regardless of the success or failure of an individual company's operations.

Another risk of the Fund described later in the Prospectus is the risk of foreign investing. As with other mutual funds, losing money is an additional risk associated with investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

* You are interested in learning about investments.
* You are willing to accept moderate to high risk.
* You are looking for a long-term investment.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

* You need steady income.
* You are unwilling to take greater risk for long-term goals.
* You are unable or reluctant to invest for a period of five years or more.
* You need an investment that provides tax-free income.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Fund will likely increase or decrease with the changing market of the Fund's portfolio. You may have a gain or loss when you sell your shares. The table below shows how the Fund's cumulative total return since inception compared to that of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

                                 TOTAL RETURN
                                 MEASURES THE
                                 PRICE CHANGE
                                  IN A SHARE
                                 ASSUMING THE
                                 REINVESTMENT
                                OF ALL DIVIDEND
                                  INCOME AND
                                 CAPITAL GAIN
                                DISTRIBUTIONS.

===============================================================================
  Cumulative Total Returns
  (for the period ending                   Since Fund's Inception
  December 31, 1997)                          on August 1, 1997
===============================================================================
  First Start Growth Fund                          (.20%)
-------------------------------------------------------------------------------
  S&P 500 Index*                                   2.43%
===============================================================================
* THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY-HELD, PUBLICLY-TRADED STOCKS.

Since the Fund's inception, the highest total return for a quarter was 16.53% (quarter ending March 31, 1998) and the lowest total return for a quarter was
 .50% (quarter ending December 31, 1997). The Fund's total return for the nine-month period ended September 30, 1998, was ____%.

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 32# when asked for the Fund Code.

                              [TELEPHONE GRAPHIC]
                                 TouchLINE (R)
                                1-800-531-8777
                                     PRESS
                                       1
                                     THEN
                                       1
                                     THEN
                                     3 2 #

                               NEWSPAPER SYMBOL
                                     FStrtGr

                                 TICKER SYMBOL
                                     UFSGX

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "FStrtGr." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "UFSGX."

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Fund.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses during the past fiscal year ended July 31, 1998, and are calculated as a percentage of average net assets.

                                12B-1 FEES -
                               SOME MUTUAL FUNDS
                               CHARGE THESE FEES
                                  TO PAY FOR
                                ADVERTISING AND
                                OTHER COSTS OF
                              SELLING FUND SHARES.

         Management Fees                              .75%
         Distribution (12b-1) Fees                    None
         Other Expenses                               .90%
                                                     -----
         Total Annual Fund Operating Expenses        1.65%
                                                     =====

Example of Effect of Fund's Operating Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                   1 year........... $  168
                   3 years..........    520
                   5 years..........    897
                  10 years..........  1,955

FUND INVESTMENTS

Principal Investment Strategies and Risks

   Q   What is the Fund's principal investment strategy?

   A The Fund's principal investment strategy is to invest the Fund's assets in equity securities of companies providing goods or services we believe are familiar to young people. We use the term "equity securities" to include common stocks, preferred stocks, securities convertible into common stocks, and securities which carry the right to buy common stocks.

       We designed the Fund as part of a program to stimulate interest in long-term investing by young people. Shareholders of the Fund may give us their suggestions about the types of companies they would like us to consider for investment by the Fund. We invite shareholders to tell us the investment topics or the names of stocks they would like us to feature in the Fund's communications to shareholders.

       As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments, which may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[CAUTION LIGHT]
MARKET RISK. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

                                 ADR - FOREIGN
                                 SHARES HELD BY
                                  A U.S. BANK
                                  WHICH ISSUES
                                   A RECEIPT
                                   EVIDENCING
                                   OWNERSHIP.
                                 DIVIDENDS ARE
                                  PAID IN U.S.
                                    DOLLARS.

                                 GDR - FOREIGN
                                 SHARES HELD BY
                                   A U.S. OR
                                  FOREIGN BANK
                                  WHICH ISSUES
                                   A RECEIPT
                                   EVIDENCING
                                   OWNERSHIP.
                                 DIVIDENDS ARE
                                  PAID IN U.S.
                                    DOLLARS.

   Q   May the Fund's assets be invested in foreign securities?

   A Yes. While most of the Fund's assets will be invested in U.S. securities, we may also invest the Fund's assets in foreign securities purchased on either foreign or U.S. markets when they are in line with the Fund's investment objective.

[CAUTION LIGHT]
FOREIGN INVESTING. Investing in foreign securities, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political instability; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

   Q   In what industries will the Fund's assets be invested?

   A We will invest the Fund's assets in many different industries. The Fund is not a "sector" fund that focuses its investments in a specific industry or sector of the economy. We believe that goods or services that are likely to be familiar to young investors are provided by companies engaged in many different types of industries. Such companies may include computer hardware and software manufacturers, Internet service providers, and companies in the apparel, automobile, communications, entertainment, financial services, health services, and travel industries, among others. We believe that the flexibility to select equity securities of companies across a broad universe of industries maximizes our opportunity to find attractive investments as we pursue the Fund's objective of long-term capital appreciation.

   Q Are the Fund's assets prohibited from being invested in any specific industries?

   A Yes. We will not invest the Fund's assets in companies whose primary line of business is the production of tobacco products or alcoholic beverages. Investments in firms primarily focused on gaming activities are also prohibited.

   Q   What special services are provided to shareholders in this Fund?

   A In addition to providing an investment opportunity for long-term capital appreciation, shareholders will receive educational information targeted to young people about the basic concepts of saving and investing.

   Q   How are the decisions to buy and sell securities made?

   A We buy stocks of companies that provide goods or services we believe are familiar to young people. We generally invest in companies producing sales and earnings growth rates greater than those of the overall market. Investment considerations include a company's ability to exceed earnings expectations over the near or long term, valuation, cash flow, acquisitions, and other corporate actions. We employ a bottoms-up, stock-picking strategy, focusing on these factors. We monitor our positions continually and will sell a stock when we perceive our original investment thesis to no longer hold.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 18.

FUND MANAGEMENT

The Company has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $__ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Fund pays us an annual fee. This fee was computed and paid at three-fourths of one percent (.75%) of average net assets for the fiscal year ended July 31, 1998. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Board of Directors has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER]
CURT ROHRMAN
Curt Rohrman, Assistant Vice President of Equity Investments, has managed the Fund since August 1997. He has ten years investment management experience and has worked for us for three years. Prior to joining us, Mr. Rohrman worked for CS First Boston Corporation from June 1988 to March 1995. He earned the Chartered Financial Analyst designation in 1991 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from the University of Texas at Austin and a BBA from Texas Christian University.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified, common stock portfolio. You could combine an investment in the First Start Growth Fund with investments in other mutual funds that invest in high-dividend stocks. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX B under asset allocation on page 19. These unique mutual funds provide a professionally-managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX B on page 19 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for each new account. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY GRAPHIC]
* $3,000 [$250 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $20 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

* $20

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
* To open an account, send your application and check to:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78288
* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
     USAA Shareholder Account Services
     9800 Fredericksburg Road
     San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
* To open an account, bring your application and check to:
     USAA Investment Management Company
     USAA Federal Savings Bank
     10750 Robert F. McDermott Freeway
     San Antonio, TX 78288

BANK WIRE

[WIRE GRAPHIC]
* Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
     State Street Bank and Trust Company
     Boston, MA 02101
     ABA#011000028
     Attn:  USAA First Start Growth Fund
     USAA Account Number:  69384998
     Shareholder(s) Name(s)_________________________________________
     Shareholder(s) Mutual Fund Account Number______________________

ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]
* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE  1-800-531-8448

[TELEPHONE GRAPHIC]
* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
* Send your written instructions to:
     USAA Shareholder Account Services
     9800 Fredericksburg Road
     San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
* Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the Investor's Guide to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the Investor's Guide, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and
(5) all IRA accounts (for the first year the account is open).

Company Rights

The Company reserves the right to:

* reject purchase or exchange orders when in the best interest of the Company;

* limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

* redeem an account with less than 10 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After the exchange order is received, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 12.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

                                 NAV PER SHARE
                                     EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                   DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, we determine that a particular event would materially affect the Fund's NAV, then we, under the general supervision of the Board of Directors, will use all relevant, available information to determine a fair value for the affected portfolio securities.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

The Fund pays net investment income dividends yearly. Any net capital gain distribution usually occurs within 45 days of the July 31 fiscal year end, which would be somewhere around the middle of September. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your tax adviser about the status of distributions from the Fund in your own state and locality.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These distributions may be taxable at different rates depending on the length of time the Fund held the applicable investment.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number,
*   underreports dividend or interest income, or
*   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                         Year Ended
                          July 31,
                         ----------
                            1998*
                         ----------

Net asset value at
  beginning of period    $   10.00
Net investment loss           (.10)(a)
Net realized and
  unrealized gain             2.37
                         ----------
Net asset value at
  end of period          $   12.27
                         ==========
Total return (%)             22.70
Net assets at end of
  period (000)           $  45,344
Ratio of expenses to
  average net assets (%)      1.65
Ratio of net investment
  loss to average net
  assets (%)                  (.83)
Portfolio turnover (%)       52.11

-----------------
  * Fund commenced operations August 1, 1997.
(a) Calculated using weighted average shares.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

CONVERTIBLE SECURITIES

We may invest the Fund's assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

MONEY MARKET INSTRUMENTS

We may hold a certain portion of the Fund's assets in high-quality, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

ILLIQUID SECURITIES

We may invest up to 15% of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

FORWARD CURRENCY CONTRACTS

We may hold securities denominated in foreign currencies. As a result, the value of these securities will be affected by changes in the exchange rate between the dollar and the foreign currencies. In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract is an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract. The Fund may only enter into forward currency contracts. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it desires to "lock in" the U.S. dollar price of that security.

                                   APPENDIX B

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             TRANSFER AGENT                           CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
        9800 Fredericksburg Road                    P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            MUTUAL FUND TOUCHLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-2429

                                     Part B

                  Statement of Additional Information for the

           Aggressive Growth Fund, Growth Fund, Growth & Income Fund,
             Income Stock Fund, Income Fund, Short-Term Bond Fund,
               Money Market Fund, Science & Technology Fund, and
                            First Start Growth Fund

                               is included herein

                 Not included in this Post-Effective Amendment
               is the Statement of Additional Information for the

                               S&P 500 Index Fund

USAA    USAA                                        STATEMENT OF
EAGLE   MUTUAL                                      ADDITIONAL INFORMATION

LOGO    FUND, INC.                                  December 1, 1998

-------------------------------------------------------------------------------

                             USAA MUTUAL FUND, INC.

USAA MUTUAL FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, nine of which are described in this Statement of Additional Information (SAI): the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, and First Start Growth Fund (collectively, the Funds). Each Fund is classified as diversified.

You may obtain a free copy of a Prospectus dated December 1, 1998, for any Fund by writing to USAA Mutual Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in each Fund's Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds and should be read in conjunction with each Fund's Prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended July 31, 1998, are included in the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

        PAGE

           2   Valuation of Securities
           3   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           4   Investment Plans
           5   Investment Policies
           9   Investment Restrictions
          10   Portfolio Transactions
          13   Description of Shares
          13   Tax Considerations
          14   Directors and Officers of the Company
          16   The Company's Manager
          18   General Information
          18   Calculation of Performance Data
          19   Appendix A - Long-Term and Short-Term Debt Ratings
          22   Appendix B - Comparison of Portfolio Performance
          25   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The value of the securities of the Aggressive Growth, Growth, Growth & Income, Income Stock, Income, Short-Term Bond, Science & Technology, and First Start Growth Funds is determined by one or more of the following methods:

(1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

(2) Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices at the time trading closes on the NYSE.

(3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

(4) Other debt securities may be valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

(5) Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.



     The value of the Money Market Fund's securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Directors has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1.00 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is cancelled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.


TRANSFER oF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.


             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 10 shares of the Aggressive Growth, Growth, Growth & Income, Income Stock, Income, Short-Term Bond, Science & Technology, or First Start Growth Funds and less than 500 shares of the Money Market Fund provided
(1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Short-Term Bond Fund or Money Market Fund may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.

     Checks issued to shareholders of either Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in either the Short-Term Bond Fund or Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $10 for each stop payment you request.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTART (R) - A no initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account.

INVESTRONIC (R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment,  or an account with a participating  financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one Fund be used to purchase shares automatically in another fund.

     Participation in these automatic purchase plans will permit you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WItHDRAWAL PLAN

If you own shares having a NAV of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at their bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. The minimum initial investment in each of these plans is $250, or no minimum is required with a minimum $50 monthly electronic investment. You may make subsequent investments of $50 or more per account at any time. You may make investments in one or any combination of the portfolios described in the Prospectus of each Fund of USAA Mutual Fund, Inc. and USAA Investment Trust (not available in the Growth and Tax Strategy Fund).

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, 9800 Fredericksburg Road, San Antonio, TX 78288. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement plans under the programs made available by the Manager. Applications for these retirement plans received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax adviser before establishing the plan. You may obtain detailed information about the plans from the Manager.

                              INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY? and FUND INVESTMENTS in each Fund's Prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

TAX-EXEMPT SECURITIES

These securities include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933 (1933
Act). Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Short-Term Bond and Money Market Funds may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Directors has established guidelines pursuant to which Municipal Lease Obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Restricted Put Bonds) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, the Manager will consider the following factors, among others, established by the Board of Directors: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Restricted Put Bonds, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Restricted Put Bond. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Restricted Put Bond based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

     Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A securities for purposes of the liquidity guidelines established by the Board of Directors.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITY

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities and securities subject to sinking fund arrangements, are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming a constant prepayment rate (CPR) for the life of the mortgages or assets backing the security. The CPR for a security can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features which, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

WRITING COVERED CALL OPTIONS

The Income Stock Fund may write (sell) covered call options and purchase options to close out options previously written by the Fund. The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the Manager's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the particular clearing corporations and of the exchanges. The Fund will write only covered call options. This means that the Fund will only write a call option on a security which the Fund already owns. The Fund will not write call options on when-issued securities. The Fund will write covered call options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. To comply with the requirements of the securities laws in several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options exceeds 5% of the market value of the Fund's total assets.

     Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Fund does not consider a security covered by a call to be pledged as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the NAV per share of the Fund is computed (close of the NYSE), or in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

     Closing transactions may be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

     If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

FORWARD CURRENCY CONTRACTS

The Aggressive Growth, Science & Technology, and First Start Growth Funds may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates.

     A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

     Each Fund may enter into forward currency contracts under two circumstances. First, when each Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into such a contract, each Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of each Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. Each Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

     The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of each Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for each Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency each Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency each Fund is obligated to deliver.

     Each Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager.

     Although each Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and you should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to each Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Science & Technology, and First Start Growth Funds may invest their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in REITs. In addition, the Short-Term Bond and Income Funds may invest their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in the debt securities of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

CONVERTIBLE SECURITIES

Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P), or unrated but judged by the Manager to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see APPENDIX A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for and are applicable to each Fund except the Science & Technology and First Start Growth Funds, which are listed separately below. Except with respect to the Growth & Income Fund, Income Stock Fund, and Short-Term Bond Fund, these restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. With respect to the Growth & Income Fund, Income Stock Fund, and Short-Term Bond Fund, only restrictions 3, 4, 6, 7, 10, 13, 16 and 17 may not be changed without approval of shareholders, as defined herein. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

A Fund may not:

(1) Purchase or retain securities of any issuer if any officer or Director of the Company or its Manager own individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer.

(2) Purchase from or sell to any officer or Director of the Company or its Manager any securities other than shares of the capital stock of the Funds.

(3) Underwrite securities of other issuers, except that the Company may be deemed to be a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(4) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(5)  Invest in companies for the purpose of exercising control or management.

(6) With respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940
     Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

(7) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) Invest in warrants more than 2% of the value of its assets, taken at the lower of cost or market value. Warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value.

(9) Mortgage, pledge, or hypothecate any of its assets, except for the Income Stock Fund. A security covered by a call is not considered pledged.

(10) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry. Banks are not considered a single industry for purposes of this policy (solely with respect to the Money Market Fund), nor shall this limitation apply to securities issued or guaranteed by the U.S. Government or its corporate instrumentalities.

(11) Acquire securities of other open-end investment companies, except in connection with a merger, consolidation, or acquisition of assets approved by the shareholders.

(12) Invest more than 5% of the value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

(13) Purchase or sell commodities, commodity contracts, or real estate, although a Fund may invest in the securities of real estate investment trusts.

(14) Engage in margin transactions or arbitrage or short sales, or in put, call, straddle, or spread activities, except the Income Stock Fund may write covered call options as described under INVESTMENT POLICIES in this Statement of Additional Information.

(15) Allow its Manager or officers or Directors of itself or its Manager to take long or short positions in shares of a Fund, except that such persons may purchase shares for their own account for investment purposes only at the price available to the public at the moment of such purchase.

(16) Change the nature of its business so as to cease to be an investment company.

(17) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), except as permitted by Section 18(f)(2) and rules thereunder.

Each of the Science & Technology and First Start Growth Funds may not:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer.

(2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(3)  Invest 25% or more of the value of its total  assets in any one  industry;
     provided,   this  limitation  does  not  apply  to  securities  issued  or guaranteed by the U.S. Government and its agencies or instrumentalities.

(4)  Issue senior securities, except as permitted under the 1940 Act.

(5) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(6) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(7) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and similar instruments.

(8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     With respect to each Fund's concentration policies as described above, the Manager uses industry classifications for industries based on categories established by Standard & Poor's Corporation (Standard & Poor's) for the Standard & Poor's 500 Composite Index, with certain modifications. Because the Manager has determined that certain categories within, or in addition to, those set forth by Standard & Poor's have unique investment characteristics, additional industries are included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or higher education revenue bonds.

     In addition, with respect to the Money Market Fund's exclusion of investment in banks for purposes of industry concentration limits contained in investment restriction 10, certificates of deposit, time deposits, bankers acceptances, and other similar money market instruments issued by domestic banks may be excluded from the industry concentration limits set forth in that restriction.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Directors may change this additional restriction without notice to or approval by the shareholders.

     Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated September 21, 1990, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Company's policy to seek the best overall terms available. The Manager shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager, better prices and execution are available elsewhere.

     The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, a discount brokerage service of the Manager. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services are reasonable and fair. The Company's Board of Directors has authorized the Manager, as a member of the Chicago Stock Exchange, to effect portfolio transactions for the Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     In the allocation of brokerage business, preference may be given to those broker-dealers who provide research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. In return for such services, a Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that the Manager determines in good faith that such commission is reasonable in terms of either that particular transaction or of the overall responsibility of the Manager to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Company for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

BROKERAGE COMMISSIONS

During the last three fiscal years, the Funds paid the following brokerage fees:

     FUND                        1996          1997          1998
     ----                        ----          ----          ----
     Aggressive Growth       $  124,620    $  304,478    $  663,760
     Growth                  $2,149,922    $2,375,456    $1,372,786
     Growth & Income         $  332,154    $  480,256    $  818,620
     Income Stock            $1,668,406    $1,522,541    $1,277,682
     Income                  $   78,950    $  201,250    $  204,200
     Science & Technology          --            --      $  126,610
     First Start Growth            --            --      $   49,219

During the last three fiscal years, the Funds paid the following brokerage fees to USAA Brokerage Services, a discount brokerage service of the Manager:

     FUND                      1996          1997          1998*
     ----                      ----          ----          -----
     Aggressive Growth       $  --         $ 2,000       $  1,800
     Growth                  $21,360       $87,280       $159,936
     Growth & Income         $ 4,576       $18,044       $ 33,400
     Income Stock            $ 8,000       $20,000       $139,527
     Income                  $21,200          --         $ 19,200
     Science & Technology       --            --         $ 12,435
     First Start Growth         --            --         $  6,159
--------------
     *These amounts are .27%, 11.65%,  4.08%, 10.92%, 9.40%, 9.82%, and 12.51%,
respectively, of brokerage fees paid by each Fund.

For the year ended July 31, 1998, .48%, 12.68%, 4.65% 22.84%,  10.65%,  15.03%,
and 14.70% of the aggregate dollar amounts of transactions involving the payment of commissions by the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, and First Start Growth Funds, respectively, were effected through USAA Brokerage Services.

     The Manager directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager with research, analysis, advice and similar services. Such transactions amounted to $17,258,592, $299,575,175, $201,362,987, $139,438,215, $27,494,752, and $15,988,425, and the
related brokerage commissions or underwriting commissions were $50,989, $303,670, $199,445, $166,618, $28,575, and $15,185 for the Aggressive Growth,
Growth, Growth & Income, Income Stock, Science & Technology, and First Start Growth Funds, respectively for the year ended July 31, 1998.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Aggressive Growth, Growth, Growth & Income, Income Stock, Income, Short-Term Bond, Science & Technology, and First Start Growth Funds' portfolios appropriate in view of each Fund's investment objectives. Although no Fund will purchase or sell securities solely to achieve short-term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objectives. A higher degree of portfolio activity will increase brokerage costs to a Fund.

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities, and variable rate securities
(those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

     For the last two fiscal years, the Funds' portfolio turnover rates were as follows:

     FUND                            1997           1998
     ----                            ----           ----
     Aggressive Growth              57.15%         83.32%
     Growth                         75.41%         68.93%
     Growth & Income                14.67%         29.38%
     Income Stock                   34.95%         22.34%
     Income*                        57.50%         47.35%
     Short-Term Bond                27.85%         48.24%
     Science & Technology             --           76.31%
     First Start Growth               --           52.11%

--------------
* The Fund has simultaneously purchased and sold the same securities. These transactions have at times been high in volume and dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been as follows:

                                                         YEAR ENDED JULY 31
                                                         ------------------
                                                        1997             1998
                                                        ----             ----

     Portfolio turnover                                 22.07%           42.11%
     Purchases and sales of this type are as follows:
       Purchases (000)                                $593,587          $88,811
       Sales (000)                                    $594,283          $88,915

                             DESCRIPTION OF SHARES

The Funds are a series of the Company and are diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland. The Company is authorized to issue shares in separate series or Funds. There are ten mutual funds in the Company, nine of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The Growth, Income, and Money Market Funds were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981. The Aggressive Growth Fund was established by the Board of Directors on July 8, 1981, and commenced public offering of its shares on October 19, 1981. The Income Stock Fund was established by the Board of Directors on January 23, 1987, and commenced public offering of its shares on May 4, 1987. The Growth & Income and Short-Term Bond Funds were established by the Board of Directors on March 23, 1993, and commenced public offering of their shares on June 1, 1993. The Science & Technology and First Start Growth Funds were established by the Board of Directors on May 9, 1997, and commenced public offering of their shares on August 4, 1997.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, each Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements, at the close of each quarter of the Fund's taxable year.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of the excise tax.

     Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the dividend during the following January. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares before he has held them for more than six months, any loss on the redemption or exchanges that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

                     DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of seven Directors who supervise the business affairs of the Company. Set forth below are the Directors and officers of the Company, their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 52

Deputy Chief Executive Officer for Capital Management of United Services Automobile Association (USAA) (6/98-present); President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); Special Assistant to Chairman, USAA (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Director, President and Vice Chairman of the Board of Directors
Age: 57

Chief Executive Officer, IMCO (10/93-present); President, Director and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Director/Trustee and Vice Chairman of the Boards of Directors/Trustees of each of the remaining Funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Director and Vice President
Age: 63

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as Director/Trustee and Vice President of each of the remaining Funds within the USAA Family of Funds; Director of IMCO; Senior Vice President of USAA Shareholder Account Services; Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Director
Age: 53

President,   Postal  Addvantage  (7/92-present);   Consultant,   Nancy  Harkins
Stationer (8/91-12/95). Mrs. Dreeben serves as a Director/Trustee of each of the remaining Funds within the USAA Family of Funds.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX 78230
Director
Age: 63

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Director/Trustee of each of the remaining Funds within the USAA Family of Funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Director
Age: 52

Manager,   Statistical   Analysis   Section,   Southwest   Research   Institute
(8/75-present). Dr. Mason serves as a Director/Trustee of each of the remaining Funds within the USAA Family of Funds.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Director
Age: 55

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Director/Trustee of each of the remaining Funds within the USAA Family of Funds.

Michael D. Wagner 1
Secretary
Age: 50

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining Funds within the USAA Family of Funds; Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 48

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); and Vice President, Compliance, IMCO (12/91-5/94). Mr. Ciccone serves as Assistant Secretary of each of the remaining Funds within the USAA Family of Funds.

Mark S. Howard 1
Assistant Secretary
Age: 35

Assistant Vice President, Securities Counsel, USAA (2/98-present); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96); Attorney, Kirkpatrick & Lockhart LLP (9/90-4/95). Mr. Howard serves as Assistant Vice President and Assistant Secretary of IMCO and USAA Shareholder Account Services; Assistant Secretary of each of the remaining Funds within the USAA Family of Funds; Assistant Vice President, Securities Counsel, for various other USAA subsidiaries and affiliates.

Sherron A. Kirk 1
Treasurer
Age: 53

Vice President, Senior Financial Officer, IMCO (8/98-present); Vice President, Controller, IMCO (10/92-8/98). Mrs. Kirk serves as Treasurer of each of the remaining Funds in the USAA Family of Funds; Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Caryl Swann 1
Assistant Treasurer
Age: 51

Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-present); Manager, Mutual Fund Accounting, IMCO (7/92-2/98). Ms. Swann serves as
Assistant Treasurer for each of the remaining Funds in the USAA Family of Funds.

--------------
1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditors' reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and independent Directors.

     In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager:
Carl W. Shirley, Senior Vice President,  Insurance Company Portfolios, and John
J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Directors, officers, and managerial level employees of the Company or its Manager.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended July 31, 1998.

NAME                          AGGREGATE           TOTAL COMPENSATION
 OF                         COMPENSATION             FROM THE USAA
DIRECTOR                  FROM THE COMPANY         FAMILY OF FUNDS (b)
--------                  ----------------         -------------------
Robert G. Davis               None (a)                   None (a)
Barbara B. Dreeben          $9,175                    $36,500
Howard L. Freeman, Jr.      $9,175                    $36,500
Robert L. Mason             $9,175                    $36,500
Michael J.C. Roth             None (a)                   None (a)
John W. Saunders, Jr.         None (a)                   None (a)
Richard A. Zucker           $9,175                    $36,500

--------------
(a) Robert G. Davis, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(b) At July 31, 1998, the USAA Family of Funds consisted of four registered investment companies offering 35 individual funds. Each Director presently serves as a Director or Trustee of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Directors are also Directors/Trustees of the other funds in the USAA Family of Funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of August 31, 1998, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     As of August 31, 1998, USAA and its affiliates owned 24,450,337 shares (29.7%) of the S&P 500 Index Fund, 4,144,586 shares (3.3%) of the Income Stock Fund, 23,931,946 shares (17.5%) of the Income Fund, 2,859,279 shares (.1%) of the Money Market Fund, 2,000,000 shares (19.3%) of the Science & Technology Fund, 2,000,000 shares (49.6%) of the First Start Growth Fund, and no shares of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, and Short-Term Bond Fund.

     The Company knows of no other persons who, as of August 31, 1998, held of record or owned beneficially 5% or more of any Fund's shares.

                             THE COMPANY'S MANAGER

As described in each Fund's Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, an affiliate of United Services Automobile Association
(USAA), a large diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $__ billion, of which approximately $__ billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment, and accounting services (in addition to those provided by the Custodian) for the Company. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in each Fund's Prospectus. Management fees are computed and accrued daily and are payable monthly.

     Except for the services and facilities provided by the Manager, each Fund pays all other expenses incurred in its operation. Expenses for which each Fund is responsible includes taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material, costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the Prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 1999, for each Fund and will continue in effect from year to year thereafter for each such Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to continue to limit the annual expenses of the Short-Term Bond Fund to .50% and the Money Market Fund to .45% of the Fund's ANA, respectively, until December 1, 1999, and will reimburse the Funds for all expenses in excess of such limitations. After December 1, 1999, any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to the shareholders.

     For the last three fiscal years, management fees were as follows:

     FUND                       1996               1997           1998
     ----                       ----               ----           ----
     Aggressive Growth       $2,039,878        $ 2,715,902    $ 2,947,204
     Growth                  $8,232,258        $10,109,782    $11,074,009
     Growth & Income         $1,761,482        $ 3,379,571    $ 5,971,874
     Income Stock            $8,097,232        $ 9,671,336    $12,163,664
     Income                  $4,325,452        $ 4,060,489    $ 4,108,452
     Short-Term Bond         $  218,705        $   277,525    $   369,691
     Money Market            $4,027,320        $ 4,798,276    $ 5,238,418
     Science & Technology        --                 --        $   521,514
     First Start Growth          --                 --        $   207,083

     As a result of the Short-Term Bond and Money Market Funds' expenses exceeding the expense limitations, the Manager did not receive feels to which it would have been entitled as follows:

     FUND                       1996             1997            1998
     ----                       ----             ----            ----
     Short-Term Bond         $  145,849        $127,346        $ 90,735
     Money Market            $1,002,670        $815,135        $756,515

UNDERWRITER

The Company has an agreement with the Manager for exclusive underwriting and distribution of each Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23.50 to $26.00 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Company's investments.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of each Fund and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THE FUND FLUCTUATE? in its Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which the Funds' price per share is calculated.

YIELD - MONEY MARKET FUND

When the Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Trust's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield For 7-day Period ended July 31, 1998, was 5.27%. Effective Yield For 7-day Period ended July 31, 1998, was 5.41%.

YIELD - INCOME FUND AND SHORT-TERM BOND FUND

The Funds may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[((a-b)/(cd)+1)^6 -1]

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement)
               c  =  the average  daily number of shares  outstanding  during the period that were entitled to receive dividends
               d  =  the maximum  offering price  per share  on the last day of the period

     The 30-day yields for the period ended July 31, 1998, for the Income Fund and Short-Term Bond Fund were 6.31% and 6.06%, respectively.

TOTAL RETURN

The Funds may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser periods as the Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV

     Where:     P   =   a hypothetical initial payment of $1,000
                T   =   average annual total return
                n   =   number of years
              ERV   =   ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

                     Average Annual Total Returns
                   For Periods Ended July 31, 1998

                           1          5         10       FROM
     FUND                YEAR       YEARS      YEARS   INCEPTION*
     ----                ----       -----      -----   ----------
Aggressive Growth        3.91%     17.52%     13.19%       --
Growth                  (4.91)%    14.96%     14.23%       --
Growth & Income          4.99%     17.72%       --       16.93%
Income Stock            13.28%     15.09%     14.57%       --
Income                   9.72%      7.02%      9.90%       --
Short-Term Bond          5.91%      5.99%       --        5.97%
Science & Technology    11.70%       --         --       11.70%
First Start Growth      22.70%       --         --       22.70%
--------------
* Data from inception is shown for Funds that are less than ten years old. Growth & Income and Short-Term Bond Funds commenced operations on June 1, 1993. Science & Technology and First Start Growth Funds commenced operations on August 1, 1997.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated "BBB" exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is MORE VULNERABLE to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH IBCA, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) MINUS(-) SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS, INC.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

2. SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         * Leading market positions in well-established industries.
         * High rates of return on funds employed.
         * Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

MOODY'S MUNICIPAL

MIG 1/VMIG 1   This designation denotes  best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2   This  designation denotes high  quality.  Margins of  protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This  designation  denotes  favorable  quality.   All   security
               elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4   This designation denotes adequate  quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2   Capacity  for  timely   payment  on  issues  with  this   designation  is
      satisfactory. However, the relative degree of safety is not as high as for issued designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2  Satisfactory   capacity  to  pay  principal   and  interest,   with  some
      vulnerability to adverse financial and economic changes over the term of the notes.

FITCH IBCA, INC.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS INC.

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between each Fund contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. Each Fund or its performance may also be compared to products and services not constituting securities subject to registration under the 1933 Act such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about each Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper which may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper which may cover financial news.

BANK RATE MONITOR, a service which publishes rates on various bank products such as CDs, MMDAs and credit cards.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper which may cover financial news.

CONSUMER REPORTS, a monthly magazine which from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper which may cover financial news.

DENVER POST, a newspaper which may quote financial news.

FINANCIAL PLANNING, a monthly magazine which may periodically review mutual fund companies.

FINANCIAL SERVICES WEEK, a weekly newspaper which covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper which may cover financial news.

HOUSTON POST, a newspaper which may cover financial news.

IBC'S MONEY FUND REPORT, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Taxable First Tier Fund Average."

IBC'S MONEYLETTER, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC Financial Data, Inc.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
investment company industry.

INVESTOR'S BUSINESS DAILY, a newspaper which covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper which may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter which covers financial news and rates mutual funds by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper which may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper which may cover financial news.

PERSONAL INVESTOR, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper which may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper which may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper which may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which covers financial news.

WASHINGTON POST, a newspaper which may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORTH, a magazine which covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed toward the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. and Morningstar, Inc. A Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indexes of comparable securities or economic data may be cited. Examples include the following:

-  Ibbotson Associates, Inc., Stocks, Bonds, Bills, and Inflation Yearbook.

- Lehman Brothers 1-3 year Government/Corporate Index is an unmanaged index of all the government, agency, and corporate bonds longer than one year and less than three years.

- Lehman Brothers Aggregate Bond Index, is an unmanaged index of the Government/Corporate Index, the Mortgage Backed-Securities Index, and the Asset-Backed Securities Index.

- NASDAQ Industrials, a composite index of approximately 3000 unmanaged securities of industrial corporations traded over the counter.

- Russell 2000(R) Index is an index which consists of the 2,000 smallest companies in the Russell 3000(R) Index, a widely recognized small cap index.

- S&P 500 Index, a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.

     Other sources for total return and other performance data which may be used by a Fund or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

                       HOW DOLLAR-COST AVERAGING WORKS

                      $100 Invested Regularly for 5 Periods
                                 Market Trend
           --------------------------------------------------------------------

                  Down                   Up                    Mixed
           -------------------    --------------------- -----------------------
             Share   Shares       Share     Shares      Share      Shares
Investment   Price   Purchased    Price     Purchased   Price      Purchased
           -------------------    --------------------- -----------------------
$100         10      10             6         16.67      10            10
 100          9      11.1           7         14.29       9            11.1
 100          8      12.5           7         14.29       8            12.5
 100          8      12.5           9         11.1        9            11.1
 100          6      16.67         10         10         10            10
----         --      -----         --         -----      --           -----
$500      ***41      62.77      ***39         66.35   ***46           54.7
        *Avg. Cost:  $7.97        *Avg. Cost: $7.54      *Avg. Cost:  $9.14
                     -----                    -----                   -----
      **Avg. Price:  $8.20      **Avg. Price: $7.80    **Avg. Price:  $9.20
                     -----                    -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **   Average Price is the sum of the prices paid divided by number of purchases.
***   Cumulative total of share prices used to compute average prices.

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                                      26

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                                      27

06143-1298

                             USAA MUTUAL FUND, INC.

PART C.     OTHER INFORMATION
            -----------------

Item 23.    EXHIBITS
            --------

   1 (a)    Articles of Incorporation dated October 10, 1980 (1)
     (b)    Articles of Amendment dated January 14, 1981 (1)
     (c)    Articles Supplementary dated July 28, 1981 (1)
     (d)    Articles Supplementary dated November 3, 1982 (1)
     (e)    Articles of Amendment dated May 18, 1983 (1)
     (f)    Articles Supplementary dated August 8, 1983 (1)
     (g)    Articles Supplementary dated July 27, 1984 (1)
     (h)    Articles Supplementary dated November 5, 1985 (1)
     (i)    Articles Supplementary dated January 23, 1987 (1)
     (j)    Articles Supplementary dated May 13, 1987 (1)
     (k)    Articles Supplementary dated January 25, 1989 (1)
     (l)    Articles Supplementary dated May 2, 1991 (1)
     (m)    Articles Supplementary dated November 14, 1991 (1)
     (n)    Articles Supplementary dated April 14, 1992 (1)
     (o)    Articles Supplementary dated November 4, 1992 (1)
     (p)    Articles Supplementary dated March 23, 1993 (1)
     (q)    Articles Supplementary dated May 5, 1993 (1)
     (r)    Articles Supplementary dated November 8, 1993 (1)
     (s)    Articles Supplementary dated January 18, 1994 (1)
     (t)    Articles Supplementary dated November 9, 1994 (1)
     (u)    Articles Supplementary dated November 8, 1995 (2)
     (v)    Articles Supplementary dated February 6, 1996 (3)
     (w)    Articles Supplementary dated March 12, 1996 (4)
     (x)    Articles Supplementary dated November 13, 1996 (7)
     (y)    Articles Supplementary dated May 9, 1997 (8)
     (z)    Articles of Amendment dated July 9, 1997 (9)
     (aa)   Articles Supplementary dated November 12, 1997 (10)

   2        Bylaws, as amended March 12, 1996 (4)

   3        SPECIMEN CERTIFICATES FOR SHARES OF

     (a)    Growth Fund (1)
     (b)    Income Fund (1)
     (c)    Money Market Fund (1)
     (d)    Aggressive Growth Fund (1)
     (e)    Income Stock Fund (1)
     (f)    Growth & Income Fund (1)
     (g)    Short-Term Bond Fund (1)
     (h)    S&P 500 Index Fund (4)
     (i)    Science & Technology Fund (9)
     (j)    First Start Growth Fund (9)

   4 (a)    Advisory Agreement dated September 21, 1990 (1)

     (b) Letter Agreement dated June 1, 1993 adding Growth & Income Fund and Short-Term Bond Fund (1)
     (c) Management Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (d) Administration Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (e) Letter Agreement to the Management Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (f) Amendment to Administration Agreement dated May 1, 1997 with respect to the S&P 500 Index Fund (7)

EXHIBIT NO. EXHIBITS
----------- --------

     (g) Letter Agreement to the Advisory Agreement dated August 1, 1997 adding the Science & Technology Fund and First Start Growth Fund
             (9)

   5 (a)    Underwriting Agreement dated July 25, 1990 (1)

     (b) Letter Agreement dated June 1, 1993 adding Growth & Income Fund and Short-Term Bond Fund (1)
     (c)    Letter Agreement dated May 1, 1996 adding S&P 500 Index Fund (5)
     (d) Letter Agreement dated August 1, 1997 adding Science & Technology Fund and First Start Growth Fund (9)

   6        Not Applicable

   7 (a)    Custodian Agreement dated November 3, 1982 (1)

     (b)    Letter Agreement dated April 20, 1987 adding  Income Stock Fund (1)
     (c)    Amendment  No. 1 to  the Custodian Contract  dated October 30, 1987
             (1)
     (d)    Amendment to the Custodian Contract dated November 3, 1988 (1)
     (e)    Amendment  to the  Custodian  Contract  dated  February 6, 1989 (1)
     (f)    Amendment  to the  Custodian  Contract  dated  November 8, 1993 (1)
     (g) Letter Agreement dated June 1, 1993 adding Growth & Income Fund and Short-Term Bond Fund (1)
     (h)    Subcustodian Agreement dated March 24, 1994 (3)
     (i) Custodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (j) Subcustodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (k) Letter Agreement to the Custodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (l)    Amendment to Custodian Contract dated May 13, 1996 (5)
     (m) Letter Agreement to the Custodian Agreement dated August 1, 1997 with respect to the Science & Technology Fund and First Start Growth Fund (9)

   8 (a)    Articles of Merger dated  January 30, 1981 (1)

     (b)    Transfer Agency Agreement dated January 23, 1992 (1)
     (c) Letter Agreement dated June 1, 1993 to Transfer Agency Agreement adding Growth & Income Fund and Short-Term Bond Fund (1)
     (d) Amendments dated May 3, 1995 to the Transfer Agency Agreement Fee Schedules for Growth Fund, Aggressive Growth Fund, Income Fund, Growth & Income Fund, Income Stock Fund, Money Market Fund, and Short-Term Bond Fund (1)
     (e)    Amendment  No. 1  to Transfer  Agency Agreement  dated November 14,
             1995 (2)
     (f) Third Party Feeder Fund Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (g) Letter Agreement to Transfer Agency Agreement dated May 1, 1996 adding S&P 500 Index Fund (5)
     (h) Transfer Agency Agreement Fee Schedule dated May 1, 1996 for S&P 500 Index Fund (5)
     (i) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated January 13, 1998 (10)
     (j) Master Revolving Credit Facility Agreement with NationsBank of Texas dated January 14, 1998 (10)
     (k) Letter Agreement to Transfer Agency Agreement dated August 1, 1997 adding Science & Technology Fund and First Start Growth Fund (9)

EXHIBIT NO. EXHIBITS
----------- --------

     (l)    Transfer Agency  Agreement Fee  Schedule for  Science &  Technology
             Fund (9)
     (m)    Transfer  Agency Agreement Fee Schedule for First Start Growth Fund
             (9)

   9 (a)    Opinion  of Counsel  with respect to  the Growth Fund, Income Fund,
             Money Market Fund, Income Stock Fund, Growth & Income Fund, and Short-Term Bond Fund (2)
     (b) Opinion and Consent of Counsel with respect to the S&P 500 Index Fund (11)

     (c)    Opinion of Counsel with respect to the Aggressive Growth Fund (6)

     (d) Consent of Counsel with respect to the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, and First Start Growth Fund (filed herewith)

     (e) Opinion of Counsel with respect to the Science & Technology Fund and First Start Growth Fund (8)

  10        Independent Accountants' Consent (filed herewith)

  11        Omitted financial statements - Not Applicable

  12        SUBSCRIPTIONS AND INVESTMENT LETTERS

     (a) Subscription and Investment Letter for Growth & Income Fund and Short-Term Bond Fund (1)
     (b)    Subscription and Investment Letter for S&P 500 Index Fund (5)
     (c) Subscription and Investment Letter for Science & Technology Fund and First Start Growth Fund (9)

  13        12b-1 Plans - Not Applicable

  14        FINANCIAL DATA SCHEDULES
     (a)    Growth Fund (filed herewith)
     (b)    Aggressive Growth Fund (filed herewith)
     (c)    Income Fund (filed herewith)
     (d)    Money Market Fund (filed herewith)
     (e)    Income Stock Fund (filed herewith)
     (f)    Growth & Income Fund (filed herewith)
     (g)    Short-Term Bond Fund (filed herewith)
     (h)    First Start Growth Fund (filed herewith)
     (i)    Science & Technology Fund (filed herewith)

  15        Plan Adopting Multiple Classes of Shares - Not Applicable

  16        POWERS OF ATTORNEY

     (a) Powers of Attorney for Michael J.C. Roth, Sherron A. Kirk, John W. Saunders, Jr., George E. Brown, Howard L. Freeman, Jr., and Richard A. Zucker dated November 8, 1993 (1)
     (b)    Power  of Attorney for  Barbara B. Dreeben dated September 12, 1995
             (1)
     (c) With respect to the S&P 500 Index Fund, Powers of Attorney for Ronald M. Petnuch, Philip W. Coolidge, Charles P. Biggar, S. Leland Dill, and Philip Saunders, Jr., Trustees of the Equity 500 Index Portfolio, dated September 30, 1996 (7)
     (d)    Power of Attorney for Robert G. Davis dated March 24, 1997 (7)
     (e)    Power of Attorney for Robert L. Mason dated March 24, 1997 (7)

------------------
(1) Previously filed with Post-Effective Amendment No. 38 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 29, 1995.

(2) Previously filed with Post-Effective Amendment No. 39 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 21, 1995.

(3) Previously filed with Post-Effective Amendment No. 40 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 15, 1996.

(4) Previously filed with Post-Effective Amendment No. 41 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 26, 1996.

(5) Previously filed with Post-Effective Amendment No. 42 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 11, 1996.

(6) Previously filed with Post-Effective Amendment No. 43 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 1996.

(7) Previously filed with Post-Effective Amendment No. 44 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 21, 1997.

(8) Previously filed with Post-Effective Amendment No. 45 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 16, 1997.

(9) Previously filed with Post-Effective Amendment No. 46 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1997.

(10) Previously filed with Post-Effective Amendment No. 47 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1998.

(11) Previously filed with Post-Effective Amendment No. 48 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 27, 1998.

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND
            -------------------------------------------------------
            Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Fund Management" in the Prospectus and the section captioned "Directors and Officers of the Company" in the Statement of Additional Information.

Item 25.    INDEMNIFICATION
            ---------------

            Protection for the liability of the adviser and underwriter and for the officers and directors of the Registrant is provided by two methods:

     (a) THE DIRECTOR AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of the Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant.

     (b) STATUTORY INDEMNIFICATION PROVISIONS. Under Section 2-418 of the Maryland General Corporation Law, the Registrant is authorized to indemnify any past or present director, officer, agent or employee against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him in connection with any proceeding in which he is a party by reason of having served as a director, officer, agent or employee, if he acted in good faith and reasonably believed that, (i) in the case of conduct in his official capacity with the Registrant, that his conduct was in the best interests of the Registrant, or (ii) in all other cases, that his conduct was at least not opposed to the best interests of the Registrant. In the case of any criminal proceeding, said director, officer, agent or employee must in addition have had no reasonable cause to believe that his conduct was unlawful. In the case of a proceeding by or in the right of the Registrant, indemnification may only be made against reasonable expenses and may not be made in respect of any proceeding in which the director, officer, agent or employee shall have been adjudged to be liable to the Registrant. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director, officer, agent or employee did not meet the requisite standard of conduct for indemnification. No indemnification may be made in respect of any proceeding charging improper personal benefit to the director, officer, agent or employee whether or not involving action in such person's official capacity, if such person was adjudged to be liable on the basis that improper personal benefit was received. If such director, officer, agent or employee is successful, on the merits or otherwise, in defense of any such proceeding against him, he shall be indemnified against the reasonable expenses incurred by him (unless such indemnification is limited by the Registrant's charter, which it is not). Additionally, a court of appropriate jurisdiction may order indemnification in certain circumstances even if the appropriate standard of conduct set forth above was not met.

            Indemnification may not be made unless authorized in the specific case after determination that the applicable standard of conduct has been met. Such determination shall be made by either: (i) the board of directors by either (x) a majority vote of a quorum consisting of directors not parties to the proceeding or (y) if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not at the time parties to such proceeding who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) above, or, if the requisite quorum of the board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or (iii) the stockholders.

            Reasonable expenses may be reimbursed or paid by the Registrant in advance of final disposition of a proceeding after a determination, made in accordance with the procedures set forth in the preceding paragraph, that the facts then known to those making the determination would not preclude indemnification under the applicable standards provided the Registrant receives (i) a written affirmation of the good faith belief of the person seeking indemnification that the applicable standard of conduct necessary for indemnification has been met, and (ii) a written undertaking to repay the advanced sums if it is ultimately determined that the applicable standard of conduct has not been met.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Registrant's Articles of Incorporation or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
            --------------------------------------------------------

            Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Directors and Officers of the Company."

Item 27.    PRINCIPAL UNDERWRITERS
            ----------------------

     (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly-owned by United Services Automobile Association, also serves as principal underwriter for USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA State Tax-Free Trust.

     (b) Set forth below is information concerning each director and executive officer of USAA Investment Management Company.

NAME AND PRINCIPAL        POSITION AND OFFICES           POSITION AND OFFICES
 BUSINESS ADDRESS           WITH UNDERWRITER               WITH REGISTRANT
------------------        --------------------           --------------------

Robert G. Davis           Director and Chairman          Director and
9800 Fredericksburg Road  of the Board of                Chairman of the
San Antonio, TX  78288    Directors                      Board of Directors

Michael J.C. Roth         Chief Executive Officer,       President, Director
9800 Fredericksburg Road  President, Director, and       and Vice Chairman of
San Antonio, TX  78288    Vice Chairman of the           the Board of Directors
Board of Directors

John W. Saunders, Jr.     Senior Vice President,         Vice President and
9800 Fredericksburg Road  Fixed Income Investments,      Director
San Antonio, TX  78288    and Director

John J. Dallahan          Senior Vice President,         None
9800 Fredericksburg Road  Investment Services
San Antonio, TX  78288

Carl W. Shirley           Senior Vice President,         None
9800 Fredericksburg Road  Insurance Company Portfolios
San Antonio, TX  78288

Michael D. Wagner         Vice President, Secretary      Secretary
9800 Fredericksburg Road  and Counsel
San Antonio, TX  78288

Sherron A. Kirk           Vice President and             Treasurer
9800 Fredericksburg Road  Senior Financial Officer
San Antonio, TX  78288

Alex M. Ciccone           Vice President,                Assistant
9800 Fredericksburg Road  Compliance                     Secretary
San Antonio, TX 78288

     (c)    Not Applicable

Item 28.    LOCATION OF ACCOUNTS AND RECORDS
            --------------------------------

            The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, Texas 78288

                    USAA Shareholder Account Services
                    10750 Robert F. McDermott Freeway
                    San Antonio, Texas 78288

                    State Street Bank and Trust Company
                    1776 Heritage Drive
                    North Quincy, Massachusetts 02171

Item 29.    MANAGEMENT SERVICES
            -------------------

            Not Applicable

Item 30.    UNDERTAKINGS
            ------------
            None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio and State of Texas on the 8th day of September 1998.

                                                         USAA MUTUAL FUND, INC.

                                                         /s/ MICHAEL J. C. ROTH
                                                         ----------------------
                                                         Michael J.C. Roth
                                                         President

         Pursuant to the requirements of the Securities Act, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

        (Signature)                (Title)                         (Date)

(Not Available)                Chairman of the
--------------------------     Board of Directors
Robert G. Davis

/s/ MICHAEL J. C. ROTH         Vice Chairman of the Board     September 8, 1998
--------------------------     of Directors and President
Michael J.C. Roth              (Principal Executive Officer)

/s/ SHERRON A. KIRK            Treasurer (Principal           September 8, 1998
--------------------------     Financial and
Sherron A. Kirk                Accounting Officer)

/s/ JOHN W. SAUNDERS, JR.      Director                       September 8, 1998
--------------------------
John W. Saunders, Jr.

/s/ ROBERT L. MASON            Director                       September 9, 1998
--------------------------
Robert L. Mason

/s/ HOWARD L. FREEMAN, JR.     Director                       September 9, 1998
--------------------------
Howard L. Freeman, Jr.

/s/ RICHARD A. ZUCKER          Director                       September 9, 1998
--------------------------
Richard A. Zucker

/s/ BARBARA B. DREEBEN         Director                       September 9, 1998
--------------------------
Barbara B. Dreeben

                                 EXHIBIT INDEX

EXHIBIT                    ITEM                                      PAGE NO. *
-------                    ----                                      ----------
   1 (a)    Articles of Incorporation dated October 10, 1980 (1)
     (b)    Articles of Amendment dated January 14, 1981 (1)
     (c)    Articles Supplementary dated July 28, 1981 (1)
     (d)    Articles Supplementary dated November 3, 1982 (1)
     (e)    Articles of Amendment dated May 18, 1983 (1)
     (f)    Articles Supplementary dated August 8, 1983 (1)
     (g)    Articles Supplementary dated July 27, 1984 (1)
     (h)    Articles Supplementary dated November 5, 1985 (1)
     (i)    Articles Supplementary dated January 23, 1987 (1)
     (j)    Articles Supplementary dated May 13, 1987 (1)
     (k)    Articles Supplementary dated January 25, 1989 (1)
     (l)    Articles Supplementary dated May 2, 1991 (1)
     (m)    Articles Supplementary dated November 14, 1991 (1)
     (n)    Articles Supplementary dated April 14, 1992 (1)
     (o)    Articles Supplementary dated November 4, 1992 (1)
     (p)    Articles Supplementary dated March 23, 1993 (1)
     (q)    Articles Supplementary dated May 5, 1993 (1)
     (r)    Articles Supplementary dated November 8, 1993 (1)
     (s)    Articles Supplementary dated January 18, 1994 (1)
     (t)    Articles Supplementary dated November 9, 1994 (1)
     (u)    Articles Supplementary dated November 8, 1995 (2)
     (v)    Articles Supplementary dated February 6, 1996 (3)
     (w)    Articles Supplementary dated March 12, 1996 (4)
     (x)    Articles Supplementary dated November 13, 1996 (7)
     (y)    Articles Supplementary dated May 9, 1997 (8)
     (z)    Articles of Amendment dated July 9, 1997 (9)
     (aa)   Articles Supplementary dated November 12, 1997 (10)

   2        Voting trust agreement - Not Applicable

   3        SPECIMEN CERTIFICATES FOR SHARES OF

     (a)    Growth Fund (1)
     (b)    Income Fund (1)
     (c)    Money Market Fund (1)
     (d)    Aggressive Growth Fund (1)
     (e)    Income Stock Fund (1)
     (f)    Growth & Income Fund (1)
     (g)    Short-Term Bond Fund (1)
     (h)    S&P 500 Index Fund (4)
     (i)    Science & Technology Fund (9)
     (j)    First Start Growth Fund (9)

   4 (a)    Advisory  Agreement dated September 21, 1990 (1)

     (b) Letter Agreement dated June 1, 1993 adding Growth & Income Fund and Short-Term Bond Fund (1)
     (c) Management Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (d) Administration Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (e)    Letter Agreement to the Management Agreement dated
             May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (f)    Amendment to Administration Agreement dated May 1,
             1997 with respect to the S&P 500 Index Fund (7)
     (g)    Letter Agreement to the Advisory Agreement dated
             August 1, 1997 adding Science & Technology Fund and First Start Growth Fund (9)

EXHIBIT                    ITEM                                      PAGE NO. *
-------                    ----                                      ----------

   5 (a)    Underwriting Agreement dated July 25, 1990 (1)

     (b) Letter Agreement dated June 1, 1993 adding Growth & Income Fund and Short-Term Bond Fund (1)
     (c)    Letter Agreement dated May 1, 1996 adding S&P 500
             Index Fund (5)
     (d) Letter Agreement dated August 1, 1997 adding Science & Technology Fund and First Start Growth Fund (9)

   6        Not Applicable

   7 (a)    Custodian  Agreement dated November 3, 1982 (1)

     (b)    Letter Agreement dated April 20, 1987 adding Income
             Stock Fund (1)
     (c)    Amendment No. 1 to the Custodian Contract dated
             October 30, 1987 (1)
     (d)    Amendment to the Custodian Contract dated
             November 3, 1988 (1)
     (e)    Amendment to the Custodian Contract dated
             February 6, 1989 (1)
     (f)    Amendment to the Custodian Contract dated
             November 8, 1993 (1)
     (g)    Letter Agreement dated June 1, 1993 adding Growth
             & Income Fund and Short-Term Bond Fund (1)
     (h)    Subcustodian Agreement dated March 24, 1994 (3)
     (i) Custodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (j) Subcustodian Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (k)    Letter Agreement to the Custodian Agreement dated
             May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (l)    Amendment to Custodian Contract dated May 13, 1996 (5)
     (m)    Letter Agreement to the Custodian Agreement dated
             August 1, 1997 with respect to the Science & Technology Fund and First Start Growth Fund (9)

   8 (a)    Articles of Merger dated January 30, 1981 (1)

     (b)    Transfer Agency Agreement dated January 23, 1992 (1)
     (c) Letter Agreement dated June 1, 1993 to Transfer Agency Agreement adding Growth & Income Fund and Short-Term
             Bond Fund (1)
     (d) Amendments dated May 3, 1995 to the Transfer Agency Agreement Fee Schedules for Growth Fund, Aggressive
             Growth Fund, Income Fund, Growth & Income Fund, Income Stock Fund, Money Market Fund, and Short-Term Bond Fund (1)
     (e)    Amendment No. 1 to Transfer Agency Agreement dated
             November 14, 1995(2)
     (f) Third Party Feeder Fund Agreement dated May 1, 1996 with respect to the S&P 500 Index Fund (5)
     (g)    Letter Agreement to Transfer Agency  Agreement dated
             May 1, 1996 adding S&P 500 Index Fund (5)
     (h)    Transfer Agency Agreement Fee Schedule dated May 1,
             1996 for S&P 500 Index Fund (5)
     (i)    Master Revolving Credit Facility Agreement with USAA
             Capital Corporation dated January 13, 1998 (10)
     (j)    Master Revolving Credit Facility Agreement with
             NationsBank of Texas dated January 14, 1998 (10)
     (k)    Letter Agreement to Transfer Agency Agreement dated
             August 1, 1997 adding Science & Technology Fund and First Start Growth Fund (9)
     (l)    Transfer Agency Agreement Fee Schedule for Science &
             Technology Fund (9)
     (m)    Transfer Agency Agreement Fee Schedule for First Start
             Growth Fund (9)

EXHIBIT                        ITEM                                  PAGE NO. *
-------                        ----                                  ----------

   9 (a)    Opinion of Counsel with respect to the Growth Fund,
             Income Fund, Money Market Fund, Income Stock Fund, Growth & Income Fund, and Short-Term Bond Fund (2)
     (b) Opinion and Consent of Counsel with respect to the S&P 500 Index Fund (11)

     (c)    Opinion of Counsel with respect to the Aggressive
             Growth Fund (6)

     (d)    Consent of Counsel with respect to the Aggressive
             Growth Fund, Growth Fund, Growth & Income Fund, Income
             Stock Fund, Income  Fund, Short-Term Bond Fund, Money
             Market Fund, Science & Technology Fund, and First Start
             Growth Fund (filed herewith)                                   251

     (e) Opinion of Counsel with respect to the Science & Technology Fund and First Start Growth Fund (8)

  10        Independent Accountants' Consent (filed herewith)               253

  11        Omitted financial statements - Not Applicable

  12        SUBSCRIPTIONS AND INVESTMENT LETTERS

     (a) Subscription and Investment Letter for Growth & Income Fund and Short-Term Bond Fund (1)
     (b)    Subscription and Investment Letter for S&P 500 Index Fund (5)
     (c) Subscription and Investment Letter for Science & Technology Fund and First Start Growth Fund (9)

  13        12b-1 Plans - Not Applicable

  14        FINANCIAL DATA SCHEDULES
     (a)    Growth Fund (filed herewith)                                    255
     (b)    Aggressive Growth Fund (filed herewith)                         257
     (c)    Income Fund (filed herewith)                                    259
     (d)    Money Market Fund (filed herewith)                              261
     (e)    Income Stock Fund (filed herewith)                              263
     (f)    Growth & Income Fund (filed herewith)                           265
     (g)    Short-Term Bond Fund (filed herewith)                           267
     (h)    First Start Growth Fund (filed herewith)                        269
     (i)    Science & Technology Fund (filed herewith)                      271

  15        Plan Adopting Multiple Classes of Shares - Not Applicable

  16        POWERS OF ATTORNEY

     (a)    Powers of Attorney for Michael J.C. Roth, Sherron A.
             Kirk, John W. Saunders, Jr., George E. Brown, Howard L. Freeman, Jr., and Richard A. Zucker dated November 8,
             1993 (1)
     (b)    Power of Attorney for Barbara B. Dreeben dated September 12,
             1995 (1)
     (c) With respect to the S&P 500 Index Fund, Powers of Attorney for Ronald M. Petnuch, Philip W. Coolidge, Charles P.
             Biggar, Leland Dill, and Philip Saunders, Jr., Trustees of the Equity 500 Index Portfolio, dated September 30, 1996 (7)
     (d)    Power of Attorney for Robert G. Davis dated March 24, 1997 (7)
     (e)    Power of Attorney for Robert L. Mason dated March 24, 1997 (7)

-------------------

(1) Previously filed with Post-Effective Amendment No. 38 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 29, 1995.

(2) Previously filed with Post-Effective Amendment No. 39 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on November 21, 1995.

(3) Previously filed with Post-Effective Amendment No. 40 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 15, 1996.

(4) Previously filed with Post-Effective Amendment No. 41 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 26, 1996.

(5) Previously filed with Post-Effective Amendment No. 42 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 11, 1996.

(6) Previously filed with Post-Effective Amendment No. 43 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on October 1, 1996.

(7) Previously filed with Post-Effective Amendment No. 44 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on April 21, 1997.

(8) Previously filed with Post-Effective Amendment No. 45 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on May 16, 1997.

(9) Previously filed with Post-Effective Amendment No. 46 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on September 30, 1997.

(10) Previously filed with Post-Effective Amendment No. 47 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 26, 1998.

(11) Previously filed with Post-Effective Amendment No. 48 of the Registrant (No. 2-49560) filed with the Securities and Exchange Commission on February 27, 1998.

-------------------
   * Refers to sequentially numbered pages